                                                                    Exhibit 99.1

                        COMMON STOCK PURCHASE AGREEMENT

                                 by and among

                          SIGHT RESOURCE CORPORATION
                               EYESHOP.COM, INC.

                                      and

                    THE PERSONS LISTED ON EXHIBIT A HERETO
                                          ---------

                           Dated as of May 23, 2001

                               TABLE OF CONTENTS

ARTICLE I DEFINITIONS......................................................................................    1

   SECTION 1.01      Definitions...........................................................................    1
                     -----------

ARTICLE II PURCHASE AND SALE OF THE SHARES.................................................................    3

   SECTION 2.01      Purchase And Sale Of The Shares.......................................................    3
                     -------------------------------

ARTICLE III MERGER.........................................................................................    4

   SECTION 3.01      Merger Agreement......................................................................    4
                     ----------------
   SECTION 3.02      Change In Company Management..........................................................    4
                     ----------------------------

ARTICLE IV CONDITIONS TO CLOSING...........................................................................    4

   SECTION 4.01      Mutual Conditions To Closing..........................................................    4
                     ----------------------------
   SECTION 4.02      Conditions To Purchaser's Obligations.................................................    5
                     -------------------------------------
   SECTION 4.03      Additional Conditions Applicable To Second Closing....................................    6
                     --------------------------------------------------
   SECTION 4.04      Conditions To Company's Obligations...................................................    7
                     -----------------------------------

ARTICLE V REPRESENTATIONS AND WARRANTIES...................................................................    8

   SECTION 5.01      Representations And Warranties Of The Company.........................................    8
                     ---------------------------------------------
   SECTION 5.02      Representations And Warranties Of The Purchasers......................................   11
                     ------------------------------------------------

ARTICLE VI COVENANTS.......................................................................................   12

   SECTION 6.01      Performance...........................................................................   12
                     -----------
   SECTION 6.02      Cooperation...........................................................................   13
                     -----------
   SECTION 6.03      Election Of Directors.................................................................   13
                     ---------------------
   SECTION 6.04      Issuance Of Additional Shares.........................................................   13
                     -----------------------------
   SECTION 6.05      Rights Agreement......................................................................   13
                     ----------------

ARTICLE VII LIMITATIONS AND RESTRICTIONS...................................................................   13

   SECTION 7.01      Restrictions On Sales By Purchasers...................................................   13
                     -----------------------------------
   SECTION 7.02      Registration Rights...................................................................   14
                     -------------------
   SECTION 7.03      Carlyle Registration..................................................................   15
                     --------------------

ARTICLE VIII MISCELLANEOUS.................................................................................   15

   SECTION 8.01      Notices...............................................................................   15
                     -------
   SECTION 8.02      Legends...............................................................................   16
                     -------
   SECTION 8.03      Termination...........................................................................   16
                     -----------
   SECTION 8.04      Action By Purchasers..................................................................   16
                     --------------------
   SECTION 8.05      Entire Agreement......................................................................   16
                     ----------------
   SECTION 8.06      Modifications And Amendments..........................................................   17
                     ----------------------------
   SECTION 8.07      Waivers And Consents..................................................................   17
                     --------------------
   SECTION 8.08      Assignment............................................................................   17
                     ----------
   SECTION 8.09      Benefit...............................................................................   17
                     -------
   SECTION 8.10      Governing Law.........................................................................   17
                     -------------
   SECTION 8.11      Severability..........................................................................   17
                     ------------
   SECTION 8.12      Interpretation........................................................................   18
                     --------------
   SECTION 8.13      Headings And Captions.................................................................   18
                     ---------------------
   SECTION 8.14      Enforcement...........................................................................   18
                     -----------
   SECTION 8.15      No Waiver Of Rights, Powers And Remedies..............................................   18
                     ----------------------------------------
   SECTION 8.16      Expenses..............................................................................   18
                     --------
   SECTION 8.17      Confidentiality.......................................................................   18
                     ---------------
   SECTION 8.18      Publicity.............................................................................   19
                     ---------
   SECTION 8.19      Counterparts..........................................................................   19
                     ------------

ARTICLE IX RESCISSION......................................................................................   19

                        COMMON STOCK PURCHASE AGREEMENT

     THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of this
                                           ---------------
23/rd/ day of May, 2001 (the "Effective Date"), by and among Sight Resource
                              --------------
Corporation, a Delaware corporation (the "Company"), eyeshop.com, inc., a
                                          -------
Delaware corporation ("Eyeshop"), and the persons listed on Exhibit A attached
                                                            ---------
hereto (each a "Purchaser" and collectively the "Purchasers").
                ---------                        ----------

     WHEREAS, the Purchasers desire to acquire and the Company is willing to issue and sell to the Purchasers shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, subject to the terms and conditions specified herein; and

     WHEREAS, in connection with the purchase and sale of the Shares (as defined below), the Company and Eyeshop desire to enter into an agreement and plan of merger pursuant to which Eyeshop will merge with a wholly-owned subsidiary of the Company, subject to the terms and conditions specified herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.01   Definitions. As used in this Agreement, references to
     ------------
either gender shall include the other gender, and the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate" means a Person that directly, or indirectly through one
           ---------
     or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

          "Agreement" means this Common Stock Purchase Agreement, as amended,
           ---------
     modified or supplemented from time to time.

          "Business Day" means any day on which commercial banks are not
           ------------
     authorized or required by law to close in Boston, Massachusetts.

          "Closing" has the meaning specified in Section 2.01(b).
           -------

          "Commission" means the United States Securities and Exchange
           ----------
     Commission or any other agency successor thereto.

          "Common Stock" has the meaning specified in the recitals to this
           ------------
     Agreement.

          "Company" means and shall include Sight Resource Corporation, a
           -------
     Delaware corporation, and its successors and permitted assigns.

          "Exchange Act" means the Securities Exchange Act of 1934 or any
           ------------
     similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Eyeshop" means and shall include Eyeshop.com, Inc. a Delaware
           -------
     corporation, and its successors and permitted assigns.

          "First Closing" has the meaning specified in Section 2.01(b).
           -------------

          "First Closing Date" has the meaning specified in Section 2.01(b).
           ------------------

          "Liquidity Event" means (a) the closing of a firm commitment
           ---------------
     underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of common stock for the account of the Company to the public with net proceeds to the Company of not less than $15,000,000 or (b) the closing of a consolidation or merger of the Company, or a sale of all or substantially all of the assets of the Company, other than (i) a merger, consolidation or sale of all or substantially all of the assets of the Corporation in a transaction in which the shareholders of the Company immediately prior to the transaction possess more than 50% of the voting securities of the surviving entity (or parent, if any) immediately after the transaction or (ii) the transactions contemplated by the Merger Agreement.

          "Management Purchaser" means E. Dean Butler.
           --------------------

          "Merger Agreement" has the meaning specified in Section 3.01.
           ----------------

          "Person" means an individual, corporation, partnership, association,
           ------
     joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

          "Purchaser" means and shall include each Person listed on Exhibit A
           ---------
     attached hereto, and each of its or their successors and permitted assigns.

          "Second Closing" has the meaning specified in Section 2.01(b).
           --------------

          "Second Closing Date" has the meaning specified in Section 2.01(b).
           -------------------

          "Securities Act" means the Securities Act of 1933 or any similar
           --------------
     Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Shares" has the meaning specified in Section 2.01(a).
           ------

          "Trading Day" means a day on which the principal national securities
           -----------
     exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day.

          "Transaction Documents" shall mean this Agreement and any other
           ---------------------
     instruments or certificates to be executed and delivered in connection with this Agreement upon the Closing.

                                   ARTICLE II
                         PURCHASE AND SALE OF THE SHARES

     SECTION 2.01    Purchase and Sale of the Shares.
                     -------------------------------

          (a) Issuance of the Shares. Subject to the terms and conditions of
              ----------------------
this Agreement, at the Closings (as defined below) the Company agrees to issue and sell to the Purchasers and the Purchasers, severally but not jointly, agree to purchase from the Company an aggregate of five million (5,000,000) shares of Common Stock (the "Shares"), at a purchase price of $0.20 per share for an
                   ------
aggregate purchase price of one million dollars ($1,000,000). Each Purchaser shall be obligated to purchase that number of shares set forth opposite of their respective names on the signature pages hereto. To the extent that the aggregate number of such shares exceeds five million (5,000,000), the aggregate number of shares so purchased shall be reduced to five million (5,000,000) and each Purchaser shall be entitled to purchase that number of shares as is determined by multiplying five million (5,000,000) by a fraction, the numerator of which is the total number of shares set forth opposite such Purchaser's name on the signature pages hereto and the denominator of which is the aggregate number of shares set forth opposite all of the Purchasers' names on the signature pages hereto. Exhibit A attached hereto shall reflect the actual number of shares so
        ---------
purchased opposite the names of each respective Purchaser.

          (b) Closings; Delivery of the Shares. The purchase and sale of the
              --------------------------------
Shares shall take place, and payment for the Shares shall be made, at two closings (the "First Closing" and the "Second Closing," and each a "Closing") to
               -------------           --------------               -------
be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, at 10:00 a.m. (local time) on May 23, 2001 (the "First Closing Date" and on the Closing Date of the Merger (as such
           ------------------
terms are defined in the Merger Agreement), the "Second Closing Date") or at
                                                 -------------------
such other location, time and date as may be mutually agreed upon by the parties. At the First Closing and the Second Closing, each Purchaser shall purchase and pay for 25% and 75% respectively, of the total number of Shares to be purchased by such Purchaser. The number of Shares to be purchased at each Closing by each Purchaser shall be indicated on Exhibit A. At each Closing,
                                                ---------
subject to the terms and conditions contained in this Agreement, the Company will provide evidence satisfactory to the Purchasers that the Company has taken all steps necessary to cause to be issued to the Purchasers stock certificates evidencing the Shares, registered in the names of the Purchasers and dated as of the date of the Closing, which stock certificates shall be delivered to the Purchasers within two Business Days of the Closing, against receipt of wire transfers of immediately available funds to an account of the Company specified to the Purchasers, in an aggregate amount equal to two hundred fifty thousand dollars ($250,000) at the First Closing and seven hundred fifty thousand dollars ($750,000) at the Second Closing, in payment of the full purchase price for the Shares to be issued and sold at each such Closing.

          (c) At the First Closing, the proceeds to be delivered to the Company at the Second Closing shall be deposited in escrow pursuant to an escrow agreement in substantially the form of Exhibit B attached hereto.
                                       ---------

                                   ARTICLE III
                                     MERGER

     SECTION 3.01 Merger Agreement. Immediately following the Closing, each
                  ----------------
of the Company and Eyeshop agree to use its best efforts to consummate a merger of Eyeshop with a wholly-owned subsidiary of the Company in accordance with the terms of the agreement of merger (the "Merger Agreement") between the Company
                                       ----------------
and Eyeshop annexed hereto as Exhibit C. As a result of the merger, Eyeshop will
                              ---------
become a wholly owned subsidiary of the Company.

     SECTION 3.02 Change in Company Management. Effective upon the First
                  ----------------------------
Closing, each of the current executive officers of the Company identified below shall tender to the Company's Board of Directors his resignation from the position(s) identified, and the Company's Board of Directors shall elect the nominees identified below to fill such vacant officer positions:

     Current Officer          Position(s)                     Nominee
     ---------------          -----------                     -------

     William T. Sullivan      Chief Executive Officer         Carene Kunkler
                              and President

     Christian Callsen        Chairman (but continuing        E. Dean Butler
                              as a director)


                                   ARTICLE IV
                             CONDITIONS TO CLOSING

     SECTION 4.01 Mutual Conditions to Closing. The obligation of the
                  ----------------------------
Purchasers to purchase and pay for, and the obligation of the Company to issue and sell to the Purchasers, the Shares at the First Closing is subject to the following conditions:

          (i)      No Injunction. No injunction or order of any court or other
                   -------------
     governmental authority restraining the consummation of the transactions provided for herein or contemplated by the other Transaction Documents shall be in effect; and

          (ii)     No Termination. This Agreement shall not have been terminated
                   --------------
     pursuant to Section 8.03.

     SECTION 4.02  Conditions to Each Purchaser's Obligations. The obligation
                   ------------------------------------------
of each Purchaser to purchase and pay for the Shares at the First Closing is subject to the following additional conditions:

          (i)      Compliance with Agreement. Each of the representations and
                   -------------------------
     warranties of the Company set forth in Article V hereof shall be true and correct in all material respects on the date of the First Closing, and all agreements, covenants and conditions required by this Agreement to be complied with or performed or fulfilled by the Company at or prior to such Closing shall have been complied with, performed or fulfilled in all material respects;

          (ii)     Executed Counterparts. Each Purchaser shall have received
                   ---------------------
     prior to or at the First Closing counterparts of each of the Transaction Documents, each in form and substance reasonably satisfactory to the Purchaser, duly executed by the Company;

          (iii)    Delivery of Stock Certificates. The Company shall
                   ------------------------------
     have delivered to the Purchasers at such Closing, evidence reasonably satisfactory to the Purchasers that the Company has taken all steps necessary to cause to be issued to the Purchasers stock certificates evidencing the Shares, as specified in Section 2.01(b), registered in the names of the Purchasers;

          (iv)     Opinion of Counsel. The Purchasers shall have received prior
                   ------------------
     to or at the Closing an opinion from counsel to the Company in substantially the form attached hereto as Exhibit D;
                                               ---------

          (v)      Merger Agreement. The Company shall have executed the Merger
                   ----------------
     Agreement and delivered it to Eyeshop;

          (vi)     Board Resignation.  The Company shall have
                   -----------------
     received the resignations of William Sullivan and Steve Blinn from the Company's Board of Directors;

          (vii)    Pending Actions. No suit, action or proceeding which seeks to
                   ---------------
     prohibit consummation of the transactions contemplated by this Agreement or by the Merger Agreement shall be pending;

          (viii)   Third Modification Agreement. The Company and Sovereign Bank
                   ----------------------------
     shall have executed a Third Modification Agreement in substantially the form attached hereto as Exhibit E (the "Third Modification Agreement");
                             ---------

          (ix)     Carlyle Letter Agreement. The Company and Carlyle Venture
                   ------------------------
     Partners, L.P. and certain of its affiliates ("Carlyle") shall have executed a Letter Agreement in substantially the form attached hereto as Exhibit F;
     ---------

          (x)     Shawnee Settlement. The Company shall have executed with the
                  ------------------
     former shareholders of Shawnee Optical, Inc. a Settlement Agreement and Mutual Release in substantially the form attached hereto as Exhibit G;
                                                                 ---------

          (xi)    Severance Agreements. The Company shall have entered into a
                  --------------------
     Severance Agreement with William T. Sullivan on terms approved by Eyeshop;

          (xii)   Documentation at Closing. The Purchasers shall have received,
                  ------------------------
     prior to or at such Closing, (I) a certificate, executed by the Assistant Secretary of the Company and dated as of the date of such Closing, together with and certifying as to (A) the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the other Transaction Documents and the performance by the Company of all transactions contemplated hereby and thereby; (B) a copy of the Certificate of Incorporation of the Company, as amended and in effect as of the date of such Closing; (C) a copy of the By-laws of the Company, as amended and in effect as of the date of such Closing; and (D) the names of the officers of the Company authorized to sign the Transaction Documents together with the true signatures of such officers; and (II) a certificate, executed by an executive officer of the Company and dated as of the date of such Closing, to the effect that, to the best of the knowledge of such individual, the conditions set forth in Section 4.02 (and, if applicable, Section 4.03) have been satisfied;

          (xiii)  Documents and Proceedings. All documents to be provided to the
                  -------------------------
     Purchasers hereunder, and all corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and to be consummated at or prior to such Closing and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Purchasers or their counsel; and

          (xiv)   Waiver.  Any condition specified in this Section 4.02 may be
                  ------
     waived by the Purchasers.

          (xv)    Escrow Deposit. The Purchasers shall have complied with
                  --------------
     Section 2.01(c).

     SECTION 4.03 Additional Conditions Applicable to Second Closing. The
                  --------------------------------------------------
obligation of each Purchaser to purchase and pay for the Shares at the Second Closing is subject to the following additional condition:

          (i)     First Closing.  The First Closing shall have occurred.
                  -------------

          (ii)    Merger Agreement. The Merger Agreement shall have been duly
                  ----------------
     approved and authorized by all necessary action on the part of the Boards of Directors of the Company and the Merger shall have become effective;

          (iii)   Opinion of Counsel. The Purchasers shall have received prior
                  ------------------
to or at the Second Closing an opinion from counsel to the Company in substantially the form attached hereto as Exhibit D;
                                          ---------

          (iv)    Third Modification Agreement. The Third Modification Agreement
                  ----------------------------
shall have continued in full force and effect, the Company shall be in compliance with all terms and conditions of such Agreement, and Sovereign Bank shall have no right to terminate such Agreement or accelerate the taking of any action intended to be deferred by such Agreement;

          (v)     Absence of Material Adverse Change. Except as set forth on
                   ----------------------------------
Schedule 5.01(i), since December 30, 2000, there shall have been no change in
----------------
the assets, liabilities, financial condition or operations of the Company which has or has had a material adverse effect on the business, financial condition, operations, property or affairs of the Company; and

          (vi)    Waiver.  Any condition specified in this Section 4.03 may be
                  ------
 waived by the Purchasers.

     SECTION 4.04 Conditions to the Company's Obligations. The obligation of the
                  ---------------------------------------
Company to issue and sell the Shares at the First Closing is subject to the following additional conditions:

          (i)     Representations and Warranties. Each of the representations
                  ------------------------------
    and warranties of the Purchasers set forth in Article V hereof shall be true and correct in all material respects on the date of such Closing;

          (ii)    Executed Counterparts. The Company shall have received prior
                  ---------------------
     to or at the Closing counterparts of each of the Transaction Documents, in form and substance reasonably satisfactory to the Company, duly executed by the Purchasers;

          (iii)   Payment.  The Company shall have received X have received
                  -------
     prior to or at the Closing such Closing in accordance with Section 2.01;

          (iv)    Merger Agreement. Eyeshop shall have executed the Merger
                  ----------------
     Agreement and delivered it to the Company;

          (v)     Documentation at Closing. With respect to each of those
                  ------------------------
     Purchasers that are corporate entities, Company shall have received, prior to or at the First Closing, a certificate, executed by the Secretary of such Purchaser and dated as of the date of the Closing, together with and certifying as to (A) the resolutions of the Board of Directors of such Purchaser authorizing the execution and delivery of this Agreement and the other Transaction Documents and the performance by such Purchaser of all transactions contemplated hereby and thereby; and (B) the names of the officers of such Purchaser authorized to sign the Transaction Documents together with the true signatures of such officers;

          (vi)    Documents and Proceedings. All documents to be provided to the
                  -------------------------
     Company hereunder, and all corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and to be consummated at or prior to such Closing and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Company or its counsel;

          (vii)   Non-Infringement Opinion. The Company shall have received a
                  ------------------------
     copy of the legal opinion of Thompson Hine LLP addressed to Eyeshop that the intellectual property owned or licensed by the Company does not infringe upon a patent issued to EyeWeb, Inc; and

           (viii) Waiver. Any condition specified in this Section 4.04 may be
                  ------
     waived by the Company.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     SECTION 5.01   Representations and Warranties of the Company. The Company
                    ---------------------------------------------
represents and warrants to each Purchaser as follows:

          (a)  Organization and Standing of the Company. Except as set forth in
               ----------------------------------------
Schedule 5.01(a), the Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its assets and properties and to conduct its business as presently conducted, except where the failure to do so would not have a material adverse effect on the Company and its subsidiaries taken as a whole. True and correct copies of the Certificate of Incorporation of the Company, as amended and in effect as of the date of this Agreement, and the By-Laws of the Company, as amended and in effect as of the date of this Agreement, both certified by the Secretary of the Company, have been delivered to Eyeshop.

          (b)  Corporate Action. Except as set forth on Schedule 5.01(b), the
               ----------------                         ----------------
Company has all necessary corporate power and has taken all corporate action required to authorize its execution and delivery of, and its performance under, the Transaction Documents and the Company has all necessary corporate power and has taken all corporate action required to authorize the issuance and sale of the Shares and to consummate the other transactions contemplated by the Transaction Documents.

          (c)  Governmental Approvals. No authorization, consent, approval,
               ----------------------
license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is necessary for, or in connection with, the issuance and sale of the Shares on the Closing Dates, or the execution and delivery by the Company of, or for the performance by it of its obligations under, the Transaction Documents.

          (d)  Capitalization. As of the date hereof, the authorized capital
               --------------
stock of the Company consists of (i) 20,000,000 shares of Common Stock, par value $.01 per share, of which 9,468,762 shares are issued and outstanding and 30,600 shares are treasury shares, and (ii) 5,000,000 shares of Preferred Stock, par value $.01 per share, of which 200,000 shares have been designated as Series A Preferred Stock, none of which are issued and outstanding, and 1,452,119 shares have been designated as Series B Preferred Stock, all of which are issued and outstanding. The Shares, when issued against payment of the aggregate purchase price set forth in Section 2.01, will be duly authorized, validly issued and fully paid and non-assessable and not subject to any lien, claim or encumbrance by reason of the Company's charter or bylaws or by reason of any other consensual action taken by the Company. As of the date hereof, except as described or contemplated in the SEC Reports (as defined in Section 5.01(k)) filed with respect to periods ending on or after December 25, 1999 and as set forth on Schedule 5.01(d), there are no options, warrants, convertible
         ----------------
securities or other rights to purchase shares of capital stock or other securities of the Company which are authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities, and the Company has no obligation to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof filed with respect to periods ending on or after December 25, 1999, except as contemplated by the Transaction Documents. Except as described in the SEC Reports, and except as otherwise contemplated by the Transaction Documents, (i) no person is entitled to any preemptive right, right of first refusal or similar right with respect to the issuance of any capital stock of the Company, (ii) there are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and (iii) there exists no agreement between the Company's stockholders and to which the Company is party or of which the Company has received written notice with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs.

          (e)  Registration Rights. As of the date hereof, except as set forth
               -------------------
on Schedule 5.01(e), no person has demand or other rights to cause the Company
   ----------------
to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

          (f)  Enforceability. The Company has duly authorized, executed and
               --------------
delivered the Transaction Documents, and the Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity and limitations on availability of equitable relief, including specific performance, and except as rights to indemnification therein may be limited by applicable laws.

          (g)  Absence of Conflicts. Except as set forth on Schedule 5.01(g),
               --------------------                         ----------------
the Company's execution, delivery and performance of its obligations under this Agreement and the other Transaction Documents do not and will not (i) contravene its Certificate of Incorporation or By-laws, (ii) to its knowledge, violate any law, rule, regulation, order, judgment or decree applicable to or binding upon the Company or its properties, which violation would have a material adverse effect on the Company and its subsidiaries taken as a whole, (iii) constitute a breach or default or require any consent under any agreement or instrument to which the Company is a party or by which the Company or its properties is bound or affected, which breach or default, or the absence of such consent, would have a material adverse effect on the Company and its subsidiaries taken as a whole, or (iv) require any consent, permit, approval, action, filing or recording.

          (h)  Financial Statements. The Company has previously furnished
               --------------------
to the Purchaser a copy of its audited financial statements as of and for the year ended December 30, 2000 (the "Financial Statements"). The Financial
                                   --------------------
Statements are correct in all material respects, present fairly the financial condition and results of operations of the Company, as of the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied.
                        ----
          (i)  Absence of Material Adverse Change. Except as set forth on
               ----------------------------------
Schedule 5.01(i), since December 30, 2000, there has been no change in the
----------------
assets, liabilities, financial condition or operations of the Company which has had a material adverse effect on the business, financial condition, operations, property or affairs of the Company.

          (j)  Full Disclosure. The Company has furnished or made available to
               ---------------
Purchaser all documents filed by the Company with the Commission since January 1, 1999 pursuant to the reporting requirements of the Exchange Act.

          (k)  SEC Reports. The Company has filed with the Commission all
               -----------
reports (the "SEC Reports") required to be filed by it under the Exchange Act.
              -----------
All of the SEC Reports filed by the Company comply in all material respects with the requirements of the Exchange Act. All financial statements contained in the SEC Reports have been prepared in accordance with GAAP consistently applied throughout the period indicated. Each balance sheet presents fairly in accordance with GAAP the financial position of the Company as of the date of such balance sheet, and each statement of operations, of stockholders' equity and of cash flows presents fairly in accordance with GAAP the results of operations, the stockholders' equity and the cash flows of the Company for the periods then ended.

          (l)  Securities Laws. Assuming the accuracy of the representations and
               ---------------
warranties of the Purchaser contained in Section 5.02 hereof, the issuance of the Shares will be exempt from the registration requirements of the Securities Act. All notices, filings, registrations, or qualifications under state securities or "blue-sky" laws which are required in connection with the offer, issue and delivery of the Shares pursuant to this Agreement, if any, have been or will be completed by the Company.

          (m)  Broker's Fee. No brokers or finders are entitled to compensation
               ------------
in connection with the sale of the Shares attributable to any agreement or commitment made by or on behalf of the Company.

          (n)  Exemption from State Anti-Takeover Laws. No "moratorium,"
               ---------------------------------------
"control share acquisition," shareholder approval requirement, Company "poison pill" plan, or other form of anti-takeover statute or regulation applies to the transactions contemplated by this Agreement if such transactions are consummated in the manner contemplated by this Agreement. Likewise, consummation of the transactions contemplated by this Agreement will not result in the application of any "moratorium," "control share acquisition," super-majority voting requirement, Company "poison pill" plan or other form of anti-takeover statute, regulation or plan to the transactions contemplated by the Merger Agreement if the transactions contemplated by this Agreement are consummated in the manner contemplated by this Agreement.

          (o)  Closing Date. Each of the representations and warranties of the
               ------------
Company contained in this Section 5.01 and elsewhere in this Agreement that is not qualified by materiality will be true and correct in all material respects on the First Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement. Each of the representations and warranties of the Company contained in this Section 5.01 and elsewhere in this Agreement that is qualified by materiality will be true and correct on the first Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement.

     SECTION 5.02   Representations and Warranties of the Purchasers. Each
                    ------------------------------------------------
Purchaser, severally but not jointly, represents and warrants to the Company as follows:

          (a)  Investment Intent. The Purchaser is acquiring the Shares
               -----------------
on the date of each Closing for its own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, and it has no present intention of distributing or selling such Shares. The Purchaser understands that such Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and that the Company has no obligation to so register the Shares. The Purchaser hereby agrees not to make any sale, transfer or other disposition of such Shares unless either (i) such Shares have been registered under the Securities Act and all applicable state and other securities laws and any such registration remains in effect or (ii) the Company shall have received an opinion of counsel in form and substance satisfactory to the Company that registration is not required under the Securities Act or under applicable securities laws.

          (b)  Opportunity to Investigate. The Purchaser (i) has had the
               --------------------------
opportunity to ask questions concerning the Company and all such questions posed have been answered to its satisfaction; (ii) has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Company; and (iii) has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

          (c)  Accredited Investor. The Purchaser is an "accredited investor" as
               -------------------
such term is defined in Regulation D under the Securities Act.

          (d)  Enforceability. The Purchaser has duly authorized, executed and
               --------------
delivered the Transaction Documents to which it is a party, and such Transaction Documents constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity and limitations on availability of equitable relief, including specific performance, and except as rights to indemnification therein may be limited by applicable laws.

          (e)  Broker's Fee. Except as heretofore disclosed in writing by
               ------------
Eyeshop to the Company, no brokers or finders are entitled to compensation in connection with the sale of the Shares attributable to any agreement or commitment made by or on behalf of Eyeshop or any Purchaser.

          (f)  With respect to Purchasers that are corporations:

               (i) Organization and Standing of the Purchaser. The Purchaser is
                   ------------------------------------------
     a duly organized and validly existing corporation in good standing and has all requisite corporate power and authority to own and operate its assets and properties and to conduct its business as presently conducted, except where the failure to do so would not have a material adverse effect on the Purchaser and its subsidiaries taken as a whole.

              (ii) Corporate Action. The Purchaser has all necessary corporate
                   ----------------
     power and has taken all corporate action required to authorize its execution and delivery of, and its performance under, the Transaction Documents to which it is a party and has all necessary corporate power and has taken all corporate action required to authorize its purchase of the Shares and to consummate the other transactions contemplated by the Transaction Documents.

          (g)  Foreign Purchasers. If the Purchaser resides in a country
               ------------------
other than the United States, such Purchaser represents and warrants that the purchase of the Shares by such Purchaser is in compliance with the applicable laws of its jurisdiction.

         (g)   Closing Date. Each of the representations and warranties of the
               ------------
Purchaser contained in this Section 5.02 and elsewhere in this Agreement that is not qualified by materiality, and all information contained in any writing delivered by, or on behalf of, the Purchaser to the Company, will be true and correct in all material respects on the First Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement. Each of the representations and warranties of the Purchasers contained in this
Section 5.02 and elsewhere in this Agreement that is qualified by materiality will be true and correct on the First Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement.

                                   ARTICLE VI
                                    COVENANTS

          SECTION 6.01  Performance. Each party shall perform all of its
                        -----------
obligations hereunder and shall, at or prior to the applicable Closing, execute and deliver the other Transaction Documents to which it is contemplated to be a signatory.

     SECTION 6.02   Cooperation. Each party shall endeavor in good faith to
                    -----------
perform and fulfill all conditions and obligations on their respective parts to be fulfilled or performed hereunder or under the other Transaction Documents, to the end that the transactions contemplated hereby and thereby will be fully and timely consummated.

     SECTION 6.03   Election of Directors. At or prior to the First Closing, the
                    ---------------------
Company shall cause its board of directors to take such action as may be required to nominate for election and to appoint as directors to serve until the annual meeting of the Stockholders of the Company to which the term of office of the class to which he or she has been elected expires, E. Dean Butler, William Connell and Carene Kunkler (or, in the event any such individual declines or is unable to serve, such other individual as may be designated for election by the holders of at least a majority of the Shares held by the Purchasers or their Affiliates).

     SECTION 6.04   Issuance of Additional Shares. Other than as provided in
                    -----------------------------
this Agreement or the Merger Agreement, or as described or contemplated in
Section 5.01(d), until after the Second Closing, the Company shall not, except with the prior consent of the Purchasers, issue, agree to issue, or grant any rights to acquire, any shares of capital stock of the Company other than (i) options to purchase Common Stock of the Company pursuant to the Company's 1992 Employee, Director and Consultant Stock Option Plan, as amended, issued in the ordinary course of business and consistent with past practice, (ii) warrants in connection with a bank financing and (iii) dividends in the form of Common Stock to Carlyle.

     SECTION 6.05   Rights Agreement. On or prior to the First Closing, the
                    ----------------
Company will either (a) amend its Amended and Restated Rights Agreement dated as of May 15, 1997 with American Stock Transfer & Trust Purchasers (the "Rights
                                                                      ------
Agreement") so that the execution of this Agreement and/or consummation of the
---------
transactions contemplated hereby do not and will not, with or without the passage of time, result in (i) the grant of any rights to any person under the Rights Agreement or enable or require Company's outstanding rights to be exercised, distributed or triggered, (ii) the Purchasers or any of their Affiliates becoming an "Acquiring Person" (as defined in the Rights Agreement), or (iii) a "Distribution Date" (as defined in the Rights Agreement) or (b) redeem the rights outstanding under the Rights Agreement.

                                   ARTICLE VII
                          LIMITATIONS AND RESTRICTIONS

     SECTION 7.01   Restrictions on Sales by Purchasers. Subject to the
                    -----------------------------------
provisions of Section 7.02 herein, the Management Purchaser agrees that until the date that is three years after the date of the Second Closing, and each other Purchaser agrees that until the date that is two years after the Second Closing, it will not, nor will it permit any of its Affiliates to, sell, solicit an offer to sell or propose to sell, any Shares purchased at the First Closing or the Second Closing except as follows:

     (a) each Purchaser may transfer Shares to any of its Affiliates or to any other Purchaser so long as such Affiliates or Purchaser agree in writing to be bound by the terms of this Article VII;

     (b) each Purchaser may transfer Shares upon the occurrence of a Liquidity Event; and

     (c) each Purchaser may transfer Shares pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, provided that (A) during the period of time between one year and two years after the Second Closing, no Purchaser may transfer more than fifteen percent of the Shares originally purchased by such Purchaser pursuant to this Agreement and (B) during the period of time between two years and three years after the Second Closing, the Management Purchaser shall not transfer more than forty-five percent of the Shares originally purchased by the Management Purchaser pursuant to this Agreement.

     SECTION 7.02   Registration Rights. At or prior to the Second Closing, the
                    -------------------
Company shall execute and tender to the Purchasers for execution by them a Registration Rights Agreement (the "Registration Rights Agreement") in form and substance satisfactory to the Company and the Purchasers. The Registration Rights Agreement shall provide that, commencing two years after the Second Closing, the Purchasers shall have the following registration rights with respect to the Shares:

     (a) two demand rights, provided that at least twelve months shall have elapsed between each demand and until such date that is three years after the Second Closing, the Management Purchaser shall not be permitted to register Shares held by him in excess of forty-five percent of the Shares originally purchased by the Management Purchaser pursuant to this Agreement;

     (b) unlimited piggyback (incidental) rights subject to (A) underwriter cutbacks and (B) until such date that is three years after the Second Closing, the Management Purchaser shall not be permitted to register Shares held by him or her in excess of forty-five percent of the Shares originally purchased by the Management Purchaser pursuant to this Agreement, provided, however, such restriction in this clause
           (b) shall not apply upon the occurrence of a Liquidation Event; and

     (c) an unlimited number of Registration Statements on Form S-3 (or equivalent Form) provided that the reasonably anticipated price to the public would be at least $1,000,000 and until such date that is three years after the Second Closing, the Management Purchaser shall not be permitted to register Shares held by him or her in excess of forty-five percent of the Shares originally purchased by the Management Purchaser pursuant to this Agreement.

Such registration rights (i) shall be provided by the Company at its sole expense (other than underwriting discounts and commissions), and (ii) shall be subject to customary terms and conditions.

     SECTION 7.03   Carlyle Registration. The Purchasers acknowledge that
                    --------------------
Carlyle possesses the right to register shares of the Company's Common Stock. The Purchasers agree that in the event the Purchasers exercise their registration rights pursuant to the Registration Rights Agreement, the Purchasers shall extend to Carlyle the opportunity to register a portion of the unregistered shares of Common Stock held by it equivalent to one-third of the aggregate shares of Common Stock proposed to be registered.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     SECTION 8.01   Notices. All notices, requests, consents and other
                    -------
communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telecopy or facsimile transmission (receipt confirmed), (iii) sent by international overnight or express courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

     If to the Company:                 Sight Resource Corporation
                                        100 Jeffrey Avenue
                                        Holliston, MA  01746
                                        Attn:  Chief Executive Officer
                                        Fax:  (508) 429-6023

               with a copy to:          Mintz, Levin, Cohn, Ferris,
                                        Glovsky and Popeo, P.C.
                                        One Financial Center
                                        Boston, MA  02111
                                        Attn: Lewis Geffen, Esq.
                                        Fax:  (617) 542-2241

     If to the Purchasers:              To the addresses set forth on Exhibit A
                                                                      ---------

               with a copy to:          Eyeshop.com, Inc.
                                        3100 Hawkslanding Dr.
                                        Cincinnati, Ohio 45244
                                        Attn:  President
                                        Fax:   (513) 474-1120

     All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight or express courier, on the Business Day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the fifth Business Day following the day such mailing is made.

     SECTION 8.02   Legends. Each Purchaser acknowledges that, until registered
                    -------
under the Securities Act and any applicable state securities laws or transferred pursuant to the provisions of Rule 144 promulgated under the Securities Act ("Rule 144"), each certificate representing a Share, whether upon initial
  --------
issuance or upon any transfer thereof, shall bear a legend (and the Company and its transfer agent shall make a notation on its books of transfer to such effect), prominently stamped or printed thereon, in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION, HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE ACT AND ANY SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION OR A WRITTEN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER OTHER APPLICABLE SECURITIES LAWS."

     SECTION 8.03   Termination. If the First Closing has not occurred on or
                    -----------
prior to May 31, 2001, or if the Second Closing has not occurred on or prior to September 30, 2001, or if prior to either Closing the Company or any Purchaser has been notified that the U.S. Department of Justice or the Federal Trade Commission, or any other Federal, state or other governmental agency or instrumentality the consent or approval of which is contemplated by the terms of this Agreement or any other Transaction Document, is prepared to (a) seek a preliminary injunction to enjoin the consummation of the transactions contemplated hereunder or thereunder or (b) grant such consent or approval upon the condition that any material action or forbearance of action not otherwise specifically required of the party choosing to terminate pursuant to this
Section 8.03 be taken, then (i) the Company may terminate this Agreement by written notice to the Purchasers and (ii) the Purchasers may terminate this Agreement by written notice to the Company.

     SECTION 8.04   Action by Purchasers. In any situation in which this
                    --------------------
Agreement either grants to the Purchasers as a group any rights or calls for the consent or waiver of the Purchasers as a group, such rights may be exercised, or such consent or waiver may be granted in writing by the Purchasers holding a majority of the Shares then held by all Purchasers (or if no Shares have then been purchased, by Purchasers entitled to purchase a majority of the Shares to be purchased.)

     SECTION 8.05   Entire Agreement. This Agreement, together with its
                    ----------------
Exhibits and Schedules, embodies the entire agreement and understanding between the parties hereto with respect to the provisions hereof and supersedes all prior oral or written agreements and understandings relating to the provisions hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     SECTION 8.06   Modifications and Amendments. The material terms and
                    ----------------------------
provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto and any non material terms and provisions of this Agreement may be modified or amended only by written agreement executed by Eyeshop and the Company, with the consent of the Purchasers as provided in Section 8.04 herein.

     SECTION 8.07   Waivers and Consents. Except as other than expressly
                    --------------------
provided herein, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     SECTION 8.08   Assignment. The rights and obligations under this Agreement
                    ----------
may not be assigned by any Purchaser on the one hand or by the Company on the other hand without the prior written consent of the other (which consent shall not be unreasonably withheld), except that each Purchaser without the consent of the Company may assign this Agreement or any of its rights or obligations to an Affiliate of such Purchaser or to an entity (other than an entity that competes with the Company) with which the Purchaser shall merge or consolidate or to which the Purchaser shall sell or assign all or substantially all of its assets, and except that the Company without the consent of the Purchasers may assign this Agreement to an entity (other than an entity that competes with Eyeshop) with which the Company shall merge or consolidate or to which the Company shall sell or assign all or substantially all of its assets.

     SECTION 8.09   Benefit. All statements, representations, warranties,
                    -------
covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

     SECTION 8.10   Governing Law. This Agreement and the rights and obligations
                    -------------
of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

     SECTION 8.11   Severability. In the event that any court of competent
                    ------------
jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     SECTION 8.12   Interpretation. The parties hereto acknowledge and agree
                    --------------
that: (i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

     SECTION 8.13   Headings and Captions. The headings and captions of the
                    ---------------------
various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

     SECTION 8.14   Enforcement. Each of the parties hereto acknowledges and
                    -----------
agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party.

     SECTION 8.15   No Waiver of Rights, Powers and Remedies. No failure or
                    ----------------------------------------
delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

     SECTION 8.16   Expenses. Each of the parties hereto shall pay its own fees
                    --------
and expenses in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated; provided, however, that the Company shall pay the reasonable fees and expenses
--------  -------
of one counsel representing Eyeshop upon consummation of the transactions contemplated by the Merger Agreement, up to an aggregate of $25,000.

     SECTION 8.17   Confidentiality. Each of the Purchasers, on the one hand,
                    ---------------
and the Company, on the other hand, acknowledges and agrees that any information or data it has acquired from the other, not otherwise properly in the public domain, was received in confidence. Each party agrees not to divulge, communicate or disclose, or use to the detriment of the disclosing party or for the benefit of any other person or persons, or misuse in any way, any confidential information of the disclosing party concerning the subject matter hereof;

provided that (i) the foregoing obligation with respect to the disclosure and
--------
use of such information shall not apply to any information which such party can demonstrate (A) was at the time of disclosure to such party or thereafter, but prior to its disclosure by such party to any third party, through no fault of such party, publicly available (other than as a result of disclosure by such party), (B) has been disclosed to such party on a nonconfidential basis from a source other than any other party which, to such party's knowledge, was not prohibited from disclosing such information to such party by a legal, contractual, fiduciary or other obligation, (C) has been independently developed by the such party without the violation of any of my obligations under this Agreement, or (D) is required to be disclosed by applicable law (including, without limitation, the federal securities laws) and (ii) such party may, if required by subpoena or valid legal process, disclose any such information, but only to the extent so required and only after using its best efforts to give the other party or parties (as the case may be) prior notice of such required disclosure in order to afford such party or parties an opportunity to obtain an injunction, a protective order or other relief.

         SECTION 8.18  Publicity. Neither the Purchasers on the one hand nor the
                       ---------
Company on the other hand shall issue any press release or otherwise make any public statement with respect to the execution of, or the transactions contemplated by, this Agreement without the prior written consent of the other, except as may be required by applicable law, rule or regulation; provided that
                                                                 --------
once such other party has consented to a party's issuance or making of a press release or public statement, any subsequent issuance or making of such press release or public statement by such party shall not require the separate written consent of the other party. However, the parties recognize that the Company is a publicly held company obligated under the Federal securities laws to make disclosures of material events affecting it. Consequently, if the Company is advised by its counsel that it is required to make such announcement under Federal or state securities laws, the Company may make such announcement. The Company agrees promptly to inform the Purchasers of such advice by counsel, provide a copy of such announcement prior to disclosure and, if practicable, to give the Purchasers an opportunity to comment upon the form of any required announcement.

         SECTION 8.19  Counterparts. This Agreement may be executed in one or
                       ------------
more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                  ARTICLE IX
                                  RESCISSION

         In the event that the Merger Agreement is terminated pursuant to Sections 7.1(e), 7.1(g), 7.1(h) or 7.1(j) therein (but only if in the case of termination pursuant to Section 7.1(j) therein, the breach of a representation or warranty by the Company or EAC (as defined in the Merger Agreement) is knowing or the breach of a covenant by the Company or EAC is willful), then no later than thirty days after receiving written notice by the Company of the same, each Purchaser shall have the option to exercise a right to rescind the purchase of the shares purchased by such Purchaser at the First Closing by providing the Company with written notice exercising such rescission right along with the original share certificate evidencing the shares so purchased.

Promptly upon receipt of notice of such rescission exercise, the Company shall return to the Purchaser, in cash or immediately available funds, an amount equal to the purchase price paid by the Purchaser for such shares.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the Company and the Purchasers have caused this Agreement to be executed in their names by their duly authorized officers or representatives effective as of the date first above written.

                                       THE COMPANY:
                                       -----------

                                       SIGHT RESOURCE CORPORATION



                                       By: /s/ William T. Sullivan
                                          --------------------------------------
                                       Name:  William T. Sullivan
                                       Title: President

                                       EYESHOP:
                                       -------

                                       EYESHOP.COM, INC.



                                       By: /s/ Carene Kunkler
                                          --------------------------------------
                                       Name:  Carene Kunkler
                                       Title: Vice President

                                       PURCHASERS:
                                       ----------


                                       _____________________



                                       By: /s/ William LeWarre
                                          --------------------------------------
                                       Name:  William LeWarre
                                       Title:

                                       Number of Shares:  750,000
                                                          --------------------


                                       Aggregate Purchase Price   $150,000.00
                                                                   -----------

                                       LA SESTA S.A.
                                       -----------------------


                                       By: /s/ Marco Brustio
                                          --------------------------------------
                                       Name:  Marco Brustio
                                       Title: President

                                       Number of Shares:  2,250,000
                                                          --------------------


                                       Aggregate Purchase Price  $450,000.00
                                                                  ------------


                                       GLT CO LLC
                                       ----------------------



                                       By: /s/ Gary Tillman
                                          --------------------------------------
                                       Name:  Gary Tillman
                                       Title: Member

                                       Number of Shares:  250,000
                                                          --------------------


                                       Aggregate Purchase Price   $50,000.00
                                                                  ------------


                                       ______________________



                                       By: /s/ Donald Butler
                                           -------------------------------------
                                       Name:  Donald Butler
                                       Title:

                                       Number of Shares:  34,500
                                                          --------------------


                                       Aggregate Purchase Price  $6,900.00
                                                                 -------------


                                       ______________________

                                       By: /s/ Delores Butler
                                          --------------------------------------
                                       Name:  Delores Butler
                                       Title:

                                       Number of Shares:  35,000
                                                          --------------------


                                       Aggregate Purchase Price  $7,000.00
                                                                 -------------


                                       Celerity Ventures, LLC
                                       ----------------------


                                       By: /s/ Geoff Stein
                                          --------------------------------------
                                       Name:  Geoff Stein
                                       Title: Managing Director

                                       Number of Shares:  250,000
                                                          --------------------


                                       Aggregate Purchase Price   $50,000.00
                                                                  ------------


                                       The Cadle Holding Company
                                       -------------------------


                                       By: /s/ Daniel C. Cadle
                                          --------------------------------------
                                       Name:  Daniel C. Cadle
                                       Title: President

                                       Number of Shares:  500,000
                                                          --------------------


                                       Aggregate Purchase Price  $100,000.00
                                                                 -------------


                                       Excalibur Investments B.V.
                                       --------------------------


                                       By: /s/ Intra Beheer B.V.
                                          --------------------------------------
                                       Name:  Intra Beheer B.V.
                                       Title:

                                       Number of Shares:  4,000,000
                                                          --------------------


                                       Aggregate Purchase Price  $800,000.00
                                                                 -------------


                                       Euro Ventures Equity Holdings B.V.
                                       ----------------------------------


                                       By: /s/ Intra Beheer B.V.
                                          --------------------------------------
                                       Name:  Intra Beheer B.V.
                                       Title:

                                       Number of Shares:  1,000,000
                                                          --------------------


                                       Aggregate Purchase Price  $200,000.00
                                                                 -------------

EXHIBIT A
---------

                       TOTAL - FIRST AND SECOND CLOSING
                       --------------------------------

---------------------------------------------------------------------------------------------------------------------
                      Name and Address                            Aggregate Number of              Aggregate
                      ----------------                            -------------------              ---------
                        Of Purchaser                                Shares Purchased             Purchase Price
                        ------------                                ----------------             --------------
---------------------------------------------------------------------------------------------------------------------
                       LA SESTA S.A.
           Siege Social 26 Boulevard Royal L-2449                      1,240,421                  $248,084.20
                         LUXEMBOURG

                      With a copy to:
                       Marco Brustio
                 c/o Mazzucchelli 1849 spa
                 Via S. e.P. Mazzucchelli 7
                  21043 Catinglione Olona
                           ITALY
---------------------------------------------------------------------------------------------------------------------
                   CELERITY VENTURES, LLC
                    44 Hillcrest Parkway                                 137,824                  $ 27,564.80
                    Winchester, MA 01890
---------------------------------------------------------------------------------------------------------------------
                 EXCALIBUR INVESTMENTS B.V.
                      Leidseplein 98,                                  2,205,193                  $441,038.60
                     1017 PS Amsterdam
                        Postbus 2720
                          1000 AT
                         AMSTERDAM

                      With a copy to:
                        Dino Tabacchi
                     Via Patriarcato 15
                        35100 Padova
                           ITALY
---------------------------------------------------------------------------------------------------------------------
                 THE CADLE HOLDING COMPANY
                    100 N. Center Street                                 275,649                  $ 55,129.80
                   Newton Falls, OH 44444
---------------------------------------------------------------------------------------------------------------------
                      WILLIAM LAWARRE
                      20 Garden Place                                    413,474                  $ 82,694.80
                   Cincinnati, Ohio 45208

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                         GLT CO LLC
                       C/o Tom Burke                                     137,824                  $ 27,564.80
                        P.O. Box 45
                     1114 Grandview Rd.
                     Glendale, WV 26038
---------------------------------------------------------------------------------------------------------------------
             EURO VENTURES EQUITY HOLDING B.V.
                      Leidseplein 98,                                    551,299                  $110,259.80
                     1017 PP Amsterdam
                        Postbus 782
                          1000 AT
                         Amsterdam
---------------------------------------------------------------------------------------------------------------------
                      DONALD D. BUTLER
                    7 Spring Knoll Drive                                  19,380                  $  3,804.00
                   Cincinnati, Ohio 45227
---------------------------------------------------------------------------------------------------------------------
                     DOLORES K. BUTLER
                    7 Spring Knoll Drive                                  19,296                  $  3,859.20
                   Cincinnati, Ohio 45227
---------------------------------------------------------------------------------------------------------------------

                                 FIRST CLOSING
                                 -------------

-------------------------------------------------------------------------------------------------------------
               Purchaser                         Number of Shares                      Purchase Price
               ---------                         ----------------                      --------------
-------------------------------------------------------------------------------------------------------------
                La Sesta                             310,105                            $ 62,021.00
-------------------------------------------------------------------------------------------------------------
           Celerity Ventures                          34,456                            $  6,891.20
-------------------------------------------------------------------------------------------------------------
         Excalibur Investments                       551,298                            $110,259.60
-------------------------------------------------------------------------------------------------------------
       The Cadle Holding Company                      68,912                            $ 13,782.40
-------------------------------------------------------------------------------------------------------------
            William LaWarre                          103,369                            $ 20,673.80
-------------------------------------------------------------------------------------------------------------
                GLT Co.                               34,456                            $  6,891.20
-------------------------------------------------------------------------------------------------------------
             Euro Ventures                           137,825                            $ 27,565.00
-------------------------------------------------------------------------------------------------------------
             Donald Butler                             4,755                            $    951.00
-------------------------------------------------------------------------------------------------------------
             Dolores Butler                            4,824                            $    964.80
-------------------------------------------------------------------------------------------------------------


                                SECOND CLOSING
                                --------------

-------------------------------------------------------------------------------------------------------------
               Purchaser                         Number of Shares                      Purchase Price
               ---------                         ----------------                      --------------
-------------------------------------------------------------------------------------------------------------
                La Sesta                             930,316                            $186,063.20
-------------------------------------------------------------------------------------------------------------
           Celerity Ventures                         103,368                            $ 20,673.60
-------------------------------------------------------------------------------------------------------------
         Excalibur Investments                     1,653,895                            $330,779.00
-------------------------------------------------------------------------------------------------------------
       The Cadle Holding Company                     206,737                            $ 41,347.40
-------------------------------------------------------------------------------------------------------------
            William LaWarre                          310,105                            $ 62,021.00
-------------------------------------------------------------------------------------------------------------
                GLT Co.                              103,368                            $ 20,673.60
-------------------------------------------------------------------------------------------------------------
             Euro Ventures                           413,474                            $ 82,694.80
-------------------------------------------------------------------------------------------------------------
             Donald Butler                            14,265                            $  2,853.00
-------------------------------------------------------------------------------------------------------------
             Dolores Butler                           14,472                            $  2,894.40
-------------------------------------------------------------------------------------------------------------

EXHIBIT B
---------

                               ESCROW AGREEMENT
                               ----------------

          This Escrow Agreement (the "Agreement") is made as of May 23, 2001 by the undersigned purchasers (each a "Purchaser" and collectively the "Purchasers") Sight Resource Corporation, a Delaware Corporation ("SRC") and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (the "Escrow Agent").

                                   RECITALS:

          WHEREAS, SRC and the Purchasers have agreed to enter into a Common Stock Purchase Agreement, dated May 23, 2001 (the "Purchase Agreement").

          WHEREAS, pursuant to the Purchase Agreement, on the "First Closing Date" (as defined in the Purchase Agreement), the Purchasers will purchase the number of shares of Common Stock of SRC, par value $0.01 per share (the "Common Stock") set forth opposite their respective names on Exhibit A for an aggregate
                                                     ---------
purchase of one million two hundred and fifty thousand (1,250,000) shares of Common Stock (the "First Closing Shares") at a purchase price of $0.20 per share for an aggregate purchase price of $250,000.

          WHEREAS, pursuant to the Purchase Agreement, on the "Second Closing Date" (as defined in the Purchase Agreement), the Purchasers will purchase the number of shares of Common Stock set forth opposite their respective names on Exhibit A for an aggregate purchase of three million seven hundred and fifty
---------
thousand (3,750,000) shares of Common Stock (the "Second Closing Shares"), at a purchase price of $0.20 per share for an aggregate purchase price of $750,000.

          WHEREAS, the Purchasers wish to establish an escrow account to assure that the full aggregate purchase price of $250,000 for the First Closing Shares and of $750,000 for the Second Closing Shares are available for the "First Closing" and "Second Closing", respectively (as such terms are defined in the Purchase Agreement).

          NOW, THEREFORE, the parties hereto agree as follows:

          1.   Escrow Agent.  The Purchasers and SRC do hereby appoint the
               -------------
Escrow Agent as the escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment, subject to the terms and conditions contained in this Agreement.

          2.   Payment Into Escrow. The Purchasers will deposit with the Escrow
               -------------------
Agent the amounts set forth below their respective names on the signature pages to the Purchase Agreement as the "Amount of Deposit" on or before the "First Closing Date" (as defined in the Purchase Agreement). In the event that the Amount of Deposit exceeds $1,000,000, the Escrow Agent shall promptly disburse such amounts in excess of $1,000,000 in accordance with the written instructions of E. Dean Butler or, if he is unavailable, Carene S. Kunkler, as escrow representative of the Purchasers. The Amount of Deposit reduced by such disbursements shall be hereinafter referred to as the "Escrowed Funds." The Escrow Agent will hold the Escrowed Funds and the earnings on the Escrowed Funds in escrow pursuant to the terms of this Agreement.

          3.   Earnings on the Deposit. The Escrow Agent shall invest the
               -----------------------
Escrowed Funds in bank certificates of deposit and/or U.S. Treasury bills as determined by the Escrow Agent following the receipt of an originally executed Form W-8 or Form W-9, as applicable, from a Purchaser and the establishment of a separate sub-account for such Purchaser. The amount of earnings from the Escrowed Funds shall be maintained for the benefit of the Purchasers. Such earnings (and the expenses paid therefrom as provided in Section 6) will be allocated among the Purchasers pro rata with the amount of each Purchaser's contribution to the Escrowed Funds, regardless of the date of receipt thereof.

          4.   Distribution of the Escrowed  Funds.  The Escrow Agent shall hold
               -----------------------------------
and continue to hold the Escrowed Funds and the earnings on the Escrowed Funds until the same are disbursed as provided in this Section 4 and in Section 6:

          4.1 If the Escrow Agent has not received an aggregate of $1,000,000 for the Escrowed Funds by the due date set forth in Section 2, and such shortfall is not cured within the thirty days of such due date, then Escrow Agent shall handle the amounts of the Escrowed Funds received from each Purchaser in accordance with the written instructions of such Purchaser received within such thirty day period. The Escrow Agent shall return all amounts of the Escrowed Funds (and the earnings after reimbursement of expenses as provided in Section 6 allocated thereto) to the Purchaser from whom received where it does not receive such written instructions to the contrary within such time period.

          4.2 Subject to Section 4.1, on the First Closing Date of the Purchase Agreement, the Escrow Agent shall pay $250,000 of the Escrowed Funds to SRC as payment for the First Closing Shares under the Purchase Agreement. Subject to
Section 4.1, on the Second Closing Date of the Purchase Agreement, the Escrow Agent shall pay the entire remaining amount of the Escrowed Funds to SRC as payment for the Second Closing Shares under the Purchase Agreement. Promptly after the Second Closing Date, the Escrow Agent shall pay to each Purchaser such Purchaser's share of the earnings (after reimbursement of expenses as provided in Section 5) on the Escrowed Funds.

          4.3 If the first Closing Date does not occur prior to May 31, 2001, then on or promptly after such date, the Escrow Agent shall return to each Purchaser the amount such Purchaser contributed to the Escrowed Funds. If the Second Closing Date does not occur prior to September 30, 2001, then on or promptly after such date, the Escrow Agent shall return to each Purchaser the amount such Purchaser contributed to the Escrowed Funds less the portion of such Purchaser's contribution paid for the First Closing Shares under Section 4.2 plus such Purchaser's share of the earnings (after reimbursement of expenses as provided in Section 6) on the Escrowed Funds.

          5.   Termination.  The escrow provided hereunder shall expire
               ------------
completely upon the release of all Escrowed Funds, and this Agreement, except for the provisions of Sections 6.3 and 6.7 hereof, shall terminate.

          6.   Escrow Agent
               ------------

          6.1  Escrow Agent's Fees. Escrow Agent shall not charge for its
               -------------------
services under this Agreement. To the extent that Escrow Agent properly incurs fees and expenses in carrying out its duties under this Agreement, it may reimburse itself therefor from earnings on the Escrowed Funds, but the Purchasers shall not be responsible for any further expenses of Escrow Agent.

          6.2  Duties and Responsibilities. The duties and responsibilities of
               ---------------------------
the Escrow Agent hereunder shall be limited to those expressly set forth in this Agreement, and the Escrow Agent shall not be bound in any way by any other contract or agreement between the parties hereto, whether or not the Escrow Agent has knowledge of any such contract or agreement or of the terms or conditions thereof. In the event the Escrow Agent shall be uncertain as to any duties or responsibilities hereunder or shall receive instructions from any of the parties hereto with respect to the Escrowed Funds which in its belief are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action until it shall be directed to do so in writing by order of a court of competent jurisdiction (the time for all appeals therefrom having expired) in proceedings which the Escrow Agent or any other party hereto shall be entitled to commence. The Escrow Agent may act upon any instrument or other writing (including wire transfer instructions) believed in good faith to be genuine and to be signed and presented by the proper person or persons and may assume that any person purporting to give notice, instruction, consent or request or acknowledge receipt in connection with the provisions hereof has been duly authorized to do so and that the same is properly made or given. The Escrow Agent may rely upon any order, judgment, certification, demand or other writing delivered to it without being required to determine the propriety or validity of the service thereof or the jurisdiction of any court.

          6.3  Liability. The Escrow Agent undertakes to perform such duties as
               ---------
are expressly set forth herein and no additional duties or obligations shall be implied hereunder. The duties of the Escrow Agent are purely ministerial in nature and shall not be construed as fiduciary and the Escrow Agent will not be liable for any error in judgment, or for any mistake of fact or law, or for any act done or step taken or omitted by it in good faith, or for anything which it may do or refrain from doing in connection herewith, except for willful misconduct or gross negligence. Accordingly, and without limiting the foregoing, the Escrow Agent shall not incur any such liability with respect to (a) any action taken or omitted under this Agreement, except for willful misconduct or gross negligence, or (b) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for herein, not only as to its due execution by an authorized person and as to the validity and effectiveness of such instrument, and also as to the truth and accuracy of any information contained therein. In no event will the Escrow Agent be liable for indirect, punitive, special or consequential damages.

          6.4  Disputes. In the event of a dispute between any of the parties
               --------
hereto sufficient in the discretion of the Escrow Agent to justify its doing so, the Escrow Agent shall be entitled to tender the Escrowed Funds into the registry or custody of any court of competent jurisdiction, to initiate such legal proceedings as it deems appropriate, and pursuant thereto, to be discharged from all further duties and liabilities under this Agreement with respect to the Escrowed Funds so tendered. Any such legal action may be brought in any such court as the Escrow Agent shall determine to have jurisdiction with respect to such matter. The filing of any such legal proceedings shall not deprive the Escrow Agent of its rights to indemnification hereunder.

          6.5  Attachment. In the event all or any part of the Escrowed Funds
               ----------
shall be attached, garnished or levied upon pursuant to any court order, or the delivery thereof shall be stayed or enjoined by a court order, or any other order, judgment or decree shall be made or entered by any court affecting the Escrowed Funds or any part hereof or any act of the Escrow Agent, the Escrow Agent is authorized to obey and comply with all writs, orders, judgments or decrees so entered or issued by any such court, without the necessity of inquiring whether such court has jurisdiction; and if the Escrow Agent obeys or complies with any such writ, order, or decree, it shall not be liable to the parties hereto or any other person by reason of such compliance.

          6.6  Legal Action. The Escrow Agent shall have no duty to incur any
               ------------
out-of-pocket expenses or to take any legal or other action in connection with this Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding that would result in or might require it to incur any cost, expense, loss, or liability, unless and until it shall be indemnified with respect thereto in accordance with Section 6.7 of this Agreement.

          6.7  Indemnification. The Purchasers and SRC jointly and severally
               ---------------
hereby agree to indemnify and hold harmless the Escrow Agent (and its officers, directors, employees and agents) against any and all cost, loss, damage, disbursement, liability, and expense, including reasonable attorneys' fees, which may be imposed upon or incurred by the Escrow Agent hereunder, or in connection with the performance of its duties hereunder, including any litigation arising out of this Agreement, or involving the subject matter hereof.

          6.8  Resignation. The Escrow Agent, and the Escrow Agent's successors
               -----------
hereinafter appointed, may at any time resign by giving notice in writing to the Purchasers and SRC and shall be discharged of all duties hereunder upon the appointment of a successor escrow agent which shall be appointed by mutual agreement of the SRC and the unanimous consent of the Purchasers. If the parties are unable to agree on a successor escrow agent within 10 days after such notice, any of such parties may petition a court of competent jurisdiction to appoint one. From the date upon which the Escrow Agent sends notice of any resignation until the acceptance by a successor escrow agent appointed as provided herein, the Escrow Agent's sole obligation hereunder shall be to hold the Escrowed Funds delivered to it in accordance with this Agreement.

          7.   Modification or Amendment. No modification or amendment of any
               -------------------------
provision of this Agreement shall be effective unless made in a written instrument, duly executed by the party to be bound thereby, which refers specifically to this Agreement and states that an amendment or modification is being made in the respects set forth in such instrument.

          8.   Notices. Any and all notices or other communications or
               -------
deliveries required or permitted to be given or made pursuant to any provisions of this Agreement shall be deemed to have been duly given or made for all purposes if (i) hand delivered, (ii) sent by a nationally recognized overnight courier or (iii) sent by telephone facsimile transmission (with prompt oral confirmation of receipt) as follows:

     If the Escrow Agent:    Lewis J. Geffen, Esquire
                             Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                             One Financial Center
                             Boston, MA  02111
                             Phone:  (617) 542-6000
                             Fax:  (617) 542-2241

     If to the Purchasers:   To the addresses set forth opposite each
                             Purchaser's name on Exhibit A
                                                 ----------

     If to SRC:              Sight Resource Corporation
                             100 Jeffrey Avenue
                             Holliston, MA 01746
                             Attn: President

                             Phone: (508) 429-6916
                             Fax: (508) 429-6203

     With a copy to:         Lewis J. Geffen, Esquire
                             Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                             One Financial Center
                             Boston, MA  02111
                             Phone:  (617) 542-6000
                             Fax:  (617) 542-2241


or at such other address as any party may specify by notice given to the other party in accordance with this Section 8. The date of giving of any such notice shall be the date of hand delivery, the date sent by telephone facsimile, and the day after delivery to an overnight courier service.

          9.   Counterparts. This Agreement may be executed by one or more
               ------------
counterparts, each of which independently shall be deemed to be an original and all taken together shall constitute one instrument.

          10.  Waivers and Consents. The terms and provisions of this Agreement
               --------------------
may be waived, or consent for the departure therefrom granted, only by written document executed by the party or parties entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

          11.  Assignment. The rights and obligations under this Agreement may
               ----------
not be assigned by the parties hereto without the prior written consent of the other parties.

          12.  Governing Law. This Agreement shall be exclusively governed by
               -------------
and construed in accordance with the domestic laws of the Commonwealth of Massachusetts without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

          13.  Severability. In the event that any word, phrase, clause,
               ------------
sentence, or other provision of this Agreement shall violate or be deemed unenforceable under any applicable statute, ordinance, or rule of law in the jurisdiction which governs this Agreement, such provisions shall be ineffective to the extent of such violation without invalidating any other provision hereof.

          14.  Entire Agreement. This Agreement and the documents referred to
               ----------------
herein shall constitute the complete and entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous oral, written or implied negotiations and commitments and any other writing with respect to such subject matter.

          15.  Force Majeure. The Escrow Agent shall not be responsible for
               -------------
delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, earthquakes or other disasters.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first written above.


                                          SIGHT RESOURCE CORPORATION

                                          By:_____________________________

                                          Name:___________________________

                                          Title:__________________________


                                          MINTZ, LEVIN, COHN, FERRIS, GLOVSKY
                                          AND POPEO, P.C.


                                          By:_____________________________
                                          Name:
                                          Title:


                                          PURCHASERS


                                          ------------------------------
                                          Gary L. Tillman


                                          ------------------------------
                                          William Lawarre


                                          ------------------------------
                                          Daniel C. Cadle


                                          -----------------------------
                                          C.A. Berry III


                                          -----------------------------
                                          Donald D. Butler

                                          CELERITY VENTURES LLC


                                          By: ___________________________

                                          Name: _________________________

                                          Title: ________________________


                                          EXCALIBUR INVESTMENTS B.V.


                                          By: ___________________________

                                          Name: _________________________

                                          Title: ________________________


                                          LA SESTA


                                          By: ___________________________

                                          Name: _________________________

                                          Title: ________________________

                                               Exhibit A - Purchasers
                                               ----------------------

Name           Address          First Closing Shares     Second Closing Shares       Amount of Deposit
----           -------          --------------------     ---------------------       -----------------









EXHIBIT C
---------

See Exhibit 99.2 to Form 8-K filed herewith.

EXHIBIT D
---------

       [MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C. LETTERHEAD]



                                 May 23, 2001


To the Purchasers of Common Stock
Listed on Exhibit A to the Stock Purchase
Agreement Referred to Below

         Re:   Sight Resource Corporation
               --------------------------

Ladies and Gentlemen:

         We have acted as special counsel to Sight Resource Corporation, a Delaware corporation (the "Company"), in connection with the proposed issuance and sale of 1,250,000 shares of the Company's Common Stock, par value $.01 per share (the "Shares"), pursuant to the Stock Purchase Agreement by and among the Company, Eyeshop.com, Inc. and each of you dated as of May 23, 2001 (the "Stock Purchase Agreement"). This opinion is delivered to you pursuant to Section 4.02(iv) of the Stock Purchase Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

         In connection with rendering the opinions set forth herein, we have examined the following:

         A. The Restated Certificate of Incorporation of the Company, as amended to date, and the form of the Certificate of Amendment to Restated Certificate of Incorporation, to be filed as of the Second Closing Date (as defined in the Stock Purchase Agreement) (the "Certificate of Amendment") with the Secretary of State of the State of Delaware (the "Certificate of Incorporation");

         B.    The By-Laws of the Company, as amended to date (the "By-Laws");

         C. A Certificate of legal existence and good standing of the Company issued by the Secretary of State of the State of Delaware as of a recent date (the "Certificate of Good Standing");

         D.    An executed copy of the Stock Purchase Agreement;

         E. Such minutes of corporate proceedings, other corporate records of the Company as we deemed necessary for the purposes of this opinion;

         F. A certificate of the Company dated this day, as to the correctness of certain representations and warranties and as to certain factual matters; and

         G. Such other certificates documents, agreements and records as we deemed necessary to render the opinions set forth below.

         In conducting our examination, we have assumed, without independently verifying such assumptions, (i) the genuineness of the signatures on all of the documents examined by us, (ii) the authenticity of all documents furnished for our examination as originals, (iii) the conformity to original documents of all documents furnished to us as copies, including documents transmitted by telecopier, (iv) that all parties to the Stock Purchase Agreement, other than the Company, possess the requisite power and authority to enter into the Stock Purchase Agreement and to effect the consummation of the transactions contemplated thereby and (v) that the Stock Purchase Agreement constitutes the legal, valid and binding obligation of each of such other parties enforceable in accordance with their respective terms.

         In rendering the opinions set forth below, any reference to "our knowledge, " "known to us," "of which we are aware" or words of similar import shall, except as otherwise specifically described, mean the awareness of the existence or absence of any facts or other information by any lawyer in this firm who has participated in the specific transactions, or who is primarily responsible for a particular subject matter, to which this opinion relates. Except as expressly set forth in this opinion, we have not undertaken any independent investigation, including, without limitation, any investigation of corporate, court or other documents or records, to determine the existence or absence of any such facts or other information, and no inference as to our knowledge of the existence or absence of any facts or other information should be drawn from the fact of our representation of the Company.

         No opinion is expressed herein with respect to any matter that is determined by the law of any jurisdiction except the federal laws of the United States of America, the laws of The Commonwealth of Massachusetts and the Delaware General Corporation Law.

         Our opinion contained in paragraph 2 below as to enforceability is subject to the further qualification that such enforceability may be (A) limited by bankruptcy, insolvency (including, without limitation, fraudulent conveyances and fraudulent transfers), reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (B) limited by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law), (C) subject to the effect of any public policy considerations or court decisions which may limit the rights of any person or entity to obtain indemnification and (D) subject to the effects of generally applicable rules of law that (1) limit or affect the enforcement of provisions that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness or (2) provide that forum selection clauses are not necessarily binding on the court or courts in the forum selected. For purposes of our opinion expressed in the first sentence of paragraph 1 below, we have relied exclusively upon our review of the Certificate of Good Standing.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full power and authority

(corporate and other) to conduct its business as presently conducted by it and to enter into and perform the Stock Purchase Agreement and to carry out the transactions contemplated thereby.

         2. The execution, delivery and performance by the Company of the Stock Purchase Agreement has been duly authorized by all necessary corporate action of the Company, and the Stock Purchase Agreement has been duly executed and delivered by the Company. The Stock Purchase Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

         3. The execution and delivery of the Stock Purchase Agreement, and the performance by the Company of its obligations thereunder do not (A) violate any provision of the Certificate of Incorporation or By-laws of the Company, (B) violate, conflict with or constitute a default under any material contract, commitment, trust or agreement of any kind known to us to which the Company is a party or by which it is bound, (C) violate the Delaware General Corporation Law or any U.S. federal statute, regulation or rule or, to our knowledge, any judgment, decree, writ, order or injunction of any arbitrator, court or governmental authority binding upon the Company, or (D) result in the grant of any rights to any person under the Rights Agreement between the Company and American Stock Transfer Trust Company dated May 15, 1997, as amended.

         4. The issuance, sale and delivery of the Shares in accordance with the Stock Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Company. The Shares are duly and validly issued and fully paid and nonassessable and, to our knowledge, are free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company. The issuance, sale or delivery of the Shares is not subject to any preemptive right of stockholders of the Company arising under the Certificate of Incorporation or By-laws of the Company, each as amended to date.

         5. To our knowledge, there is no action, suit, proceeding or arbitration pending against or threatened against or affecting the Company before any court or arbitrator or any governmental body, agency or official which, if adversely determined, could materially and adversely affect the business, financial condition, operations, properties or other condition of the Company, or which in any manner questions the validity of the Stock Purchase Agreement and the issuance of the Shares.

         6. Assuming the accuracy of the representations and warranties of the Purchasers set forth in the Stock Purchase Agreement, the offer, issue, sale and delivery of the Shares to the persons to whom this letter is addressed is a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended.

         7. To our knowledge, all authorizations, consents, approvals and clearances of all governmental agencies and authorities and of third parties required in order to permit the issuance by the Company of the Shares pursuant to the Stock Purchase Agreement, other than filings required to be made with state securities regulators after the date hereof, have been obtained.

         The opinions expressed herein are given as of the date hereof and we undertake no obligation and hereby disclaim any obligation to advise you of any change after the date of this opinion pertaining to any matter referred to herein. The opinions expressed herein are given to you solely for your use in connection with the transactions contemplated by the Stock Purchase Agreement and may not be used or relied upon in connection with any other matter or transaction or by any other person or entity. This letter may not be published, distributed or disseminated by you to any person.

                                             Sincerely,



                                             MINTZ, LEVIN, COHN, FERRIS,
                                              GLOVSKY AND POPEO, P.C.

EXHIBIT E
---------
                         THIRD MODIFICATION AGREEMENT
                         ----------------------------

        THIS THIRD MODIFICATION AGREEMENT (hereinafter, this "Agreement") is made this 26th day of March, 2001 and effective as of the 1st day of February, 2001 by and among:

               SOVEREIGN BANK as successor-in-interest to Fleet National Bank (hereinafter, the "Bank"), a federal savings bank having an office located at 100 Pearl Street, Hartford, Connecticut;

               SIGHT RESOURCE CORPORATION (hereinafter, the "Sight Resource"), a Delaware corporation with a principal place of business at 100 Jeffrey Avenue, Holliston, Massachusetts;

               CAMBRIDGE EYE ASSOCIATES, INC. (hereinafter, "Cambridge Eye"), a Delaware corporation with a principal place of business at 1 Highland Avenue, Unit 3B, Malden, Massachusetts;

               DOUGLAS VISION WORLD, INC. (hereinafter, "Douglas Vision"), a Delaware corporation with a principal place of business at 1 Highland Avenue, Unit 3B, Malden, Massachusetts;

               E.B. BROWN OPTICIANS, INC. (hereinafter, "E.B. Brown"), a Delaware corporation with a principal place of business at 1549 E. 30th Street, Cleveland, Ohio;

               EYEGLASS EMPORIUM, INC. (hereinafter, "Eyeglass Emporium"), a Delaware corporation with a principal place of business at 100 Jeffrey Avenue, Holliston, Massachusetts;

               KENT OPTICAL COMPANY, f/k/a KENT ACQUISITION CORP. (hereinafter, "Kent Optical"), a Delaware corporation with a principal place of business at 100 Jeffrey Avenue, Holliston, Massachusetts;

               SHAWNEE OPTICAL, INC. (hereinafter, "Shawnee Optical"), a Delaware corporation with a principal place of business at 2203 W. 38th Street, Erie, Pennsylvania; and

               VISION PLAZA, CORP. (hereinafter, "Vision Plaza"), a Delaware corporation with a principal place of business at 3301 Veterans Memorial Boulevard, Suite 54E, Metarie, Louisiana.

        Hereinafter, the Sight Resource, Cambridge Eye, Douglas Vision, E.B. Brown, Eyeglass Emporium, Kent Optical, Shawnee Optical, and Vision Plaza shall be referred to collectively, jointly, and severally, as the "Obligors".

                              W I T N E S S E T H
                              -------------------

     WHEREAS, reference is hereby made to certain loan arrangements (hereinafter, the "Loan Arrangements") entered into by and between the Bank and the Obligors, evidenced by, among other things, the following documents, instruments, and agreements (hereinafter collectively, together with this Agreement and all documents, instruments, and agreements executed incidental hereto, and contemplated hereby, the "Loan Documents"):

     (a) Loan Agreement (hereinafter, as amended, the "Loan Agreement") dated April 15, 1999, entered into by and between the Bank and the Obligors;

     (b) Secured Revolving Line Note (hereinafter, the "Revolving Note") dated April 15, 1999 in the maximum principal amount of $3,000,000.00 made by the Obligors payable to the Bank;

     (c) Secured Term Note (hereinafter, the "Term Note") dated April 15, 1999 in the original principal amount of $7,000,000.00 made by the Obligors payable to the Bank;

     (d) Eight (8) Security Agreements (All Assets) (hereinafter, collectively, the "Security Agreements") dated April 15, 1999 respectively, pursuant to which each of the Obligors granted the Bank a security interest in the Collateral (as defined in the Security Agreements);

     (e) Security Agreement (Pledged Collateral) dated April 15, 1999, pursuant to which Sight Resource assigned, transferred, and delivered to the Bank all of the Collateral (as defined therein);

     (f) Modification Agreement (hereinafter, the "Modification Agreement") dated March 31, 2000 entered into by the Bank and the Obligors; and

     (g) Second Modification Agreement (hereinafter, the "Second Modification Agreement") dated November 30, 2000 entered into by the Bank and the Obligors.

     Capitalized terms used herein and not otherwise defined shall have the meanings as set forth in the Loan Agreement, as amended by (i) the Modification Agreement and (ii) the Second Modification Agreement.

     WHEREAS, the Obligors have requested that the Bank amend certain terms and conditions of the Loan Documents as provided for herein; and

     WHEREAS, the Lenders have indicated their willingness to do so, BUT ONLY
                                                                     --------
on the terms and conditions contained in this Agreement; and

     WHEREAS, the Obligors have determined that this Agreement is in the Obligors' best interest.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors and the Bank agree as follows:

                        Acknowledgment of Indebtedness
                        ------------------------------

     1. The Obligors each hereby acknowledge and agree that, in accordance with the terms and conditions of (i) the Loan Documents, (ii) this Agreement, and (iii) all documents, instruments, and agreements executed incidental to, and contemplated by this Agreement, the Obligors are jointly and severally liable to the Bank as of March 13, 2001, as follows:

     (a)  Revolving Note:

               (i)    Principal:                      $2,500,000.00
               (ii)   Interest:                       $   10,381.95
               (iii)  Legal Fees & Expenses
               (From 01/22/01 - 03/16/01):            $    6,832.14

     (b)  Term Note:

               (i)    Principal:                      $5,850,002.00
               (ii)   Interest:                       $   24,293.76


                               TOTAL                  $8,391,509.85

     (c) All interest accruing from and after March 13, 2001 under the Revolving Note, and the Term Note, respectively, and all late fees, reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and the allocated costs of the Bank's in-house counsel) incurred by the Bank from and after March 13, 2001 in connection the Loan Documents, including, without limitation, all reasonable attorney's fees and expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

     (d) Hereinafter all amounts due as set forth in this Paragraph 1, and elsewhere payable under this Agreement, shall be referred to collectively as the "Obligations".

                               Waiver of Claims
                               ----------------

     2. The Obligors each hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Bank or the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns with respect to the Obligations, or otherwise, and that if any of the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank or the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Obligors each hereby RELEASE the Bank and the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.


              Ratification of Loan Documents; Further Assurances
              --------------------------------------------------

     3.   The Obligors:

     (a) Hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Loan Documents. The Obligors further acknowledge and agree that except as specifically modified in this Agreement, all terms and conditions of those documents, instruments, and agreements shall remain in full force and effect; and

     (b) Shall, from and after the execution of this Agreement, execute and deliver to the Bank whatever additional documents, instruments, and agreements that the Bank reasonably may require in order to vest or perfect the Loan Documents and the Collateral granted therein more securely in the Bank and to otherwise give effect to the terms and conditions of this Agreement, including, without limitation, such UCC Financing Statements and related documentation as may be necessary in order to perfect the security interest granted to the Bank by the Obligors in the Collateral.


                      Waiver of Certain Existing Defaults
                      -----------------------------------

     4. In consideration of the Obligors' compliance with the terms and conditions of this Agreement, the Bank hereby agrees to waive the following existing Defaults which have occurred under the Loan Documents: (i) Section
7.01 - Minimum Net Worth of not less than $21,000,000 for the quarter ended 12/30/2000; (ii) Section 7.03 - Minimum Debt Service Coverage Ratio of not less than 1.1x for the quarter ended 12/30/2000; (iii) Section 7.04 - Maximum Funded Debt Coverage Ration of not more than 3.5x for the trailing twelve (12) month period ended 12/30/2000; and (iv) Section 7.05 - Minimum Net Profit of not greater than a loss of $620,000 for the quarter ended 12/30/2000 and not greater than a loss of $1,950,000 for the twelve (12) month period ended 12/30/2000 (collectively, the "Existing Defaults"). In connection with the waiver of the Existing Defaults, the Obligors hereby expressly acknowledge and agree as follows:

     (a) The waiver of the Existing Defaults (i) shall apply only to the defaults specified herein, (ii) constitutes a one-time waiver, and
          (iii) shall not constitute a waiver of any Default or Events of Default whether now existing or arising after the execution of this Agreement, other than of the Existing Defaults; and

     (b) The waiver of the Existing Defaults shall not prejudice any rights or remedies the Bank may have after the date hereof to declare an Event of Default, or to exercise its rights and remedies with respect to such Default, with respect to any failure of the Obligors to be in compliance with any term or condition of the any of the Loan Documents.

                             Licensing Agreements
                             --------------------

     5.   The Obligors each hereby represent and warrant to the Bank that:

     (a) The Obligors maintain licensing agreements with only those parties specifically identified on Exhibit "A" attached hereto;

     (b) The Collateral granted to the Bank under the Security Agreements is subject to the rights of only those licensors specifically listed on Exhibit "A"; and

     (c) Complete and accurate copies of all licensing agreements (together with any amendments or addendums thereto) maintained among the Obligors and any other parties are attached hereto as Exhibit "B".

                                Equity Infusion
                                ---------------

     6. The Obligors have advised the Bank that they are negotiating to receive additional investments in the form of equity, in the aggregate amount of $1,000,000.00 (the "Equity Infusion"), from Eyeshop USA (hereinafter, "Eyeshop"). In that regard, the Obligors:

     (a) Shall provide to the Bank, by no later than the first business day of each calendar month during the term of this Agreement, written updates as to the status of the Obligors' efforts to obtain any Equity Infusions from Eyeshop or any other parties (hereinafter, the "Equity Report"). Each Equity Report shall include, at a minimum, a statement as to the persons or entities which the Obligors are actively seeking any Equity Infusion, as well as an accounting of any amounts received by the Obligor in connection with any Equity Infusions;

     (b) Hereby acknowledge and agree that the Equity Infusion shall be on such terms and conditions as are reasonably acceptable to the Bank;

     (c) Shall provide the Bank, by no later than March 31, 2001, with a formal written agreement which memorializes all material terms of the Equity Infusion, which agreement has been executed by all necessary parties and constitutes a binding obligation to consummate the Equity Infusion; and

     (d) Hereby acknowledge and agree that the failure to complete the Equity Infusion by no later than May 31, 2001 shall constitute an Event of Default hereunder.

                  Interest Rate; Repayment of the Obligations
                  -------------------------------------------

     7. From and after the execution of this Agreement, interest shall accrue upon, and the Obligors shall repay, the Obligations as follows:

     (a) Commencing upon the execution of this Agreement interest shall accrue on the unpaid principal balance of each of (i) the Revolving Note and
          (ii) the Term Note, at the following rates during the corresponding time periods as indicated in the table below:

          --------------------------------------------------------------------------
                    Time Period                      Applicable Interest Rate
                    -----------                      ------------------------
          --------------------------------------------------------------------------
          February 1, 2001 through and          Six (6%) percent September
          including 30, 2001:
          --------------------------------------------------------------------------
          October 1, 2001 through and           Seven (7%) percent December
          including 31, 2001:
          ---------------------------------------------------------------------------
          January 1, 2002 through the           Prime Rate (as defined in the Loan
          Maturity Date (as defined herein):    Agreement), provided, however, that
                                                            --------  -------
                                                the rate of interest charged shall be
                                                no less than eight (8%) percent per
                                                annum, and no greater than eleven
                                                (11%) per annum
          ---------------------------------------------------------------------------

     (b) On the first Banking Day of each calendar month the Obligors shall make consecutive monthly payments in an amount equal to all accrued interest under each of (i) the Revolving Note and (ii) the Term Note;

     (c) In addition to all other payments required hereunder, the Obligors shall make regular scheduled payments to be applied in reduction of the principal balance of the Term Note, during the following time periods in the corresponding amounts:

          -------------------------------------------------------------------------------
                    Time Period                         Amount of Principal Payment
                    -----------                         ---------------------------
          -------------------------------------------------------------------------------
          Commencing the first Banking Day of
          July, 2001 and continuing on the first                $ 30,000.00
          Banking Day of each calendar month
          thereafter through and including
          December, 2001:
          -------------------------------------------------------------------------------
          Commencing on the first Banking Day of
          January, 2002 and continuing on the                   $100,000.00
          first Banking Day of each calendar month
          thereafter until the Maturity Date:
          -------------------------------------------------------------------------------

     (d) The Obligors shall pay all Obligations under the Loan Documents in full by federal funds wire transfer on or before the earlier of (i) the occurrence of an Event of Default (as defined below) or (ii) December 31, 2002 (hereinafter, the "Maturity Date").

                      Modification of Negative Covenants
                      ----------------------------------

     8. From and after the execution of this Agreement, the following Negative covenants contained in Article VII of the Loan Agreement shall be modified as follows:

     (a) Section 7.01 is hereby deleted in its entirety and replaced with the following:

          7.01 (Minimum Net Worth). Borrower (on a consolidated basis) will not permit its Net Worth to be less than $12,500,000 as at the end of any fiscal quarter commencing with the fiscal quarter ending March 31, 2001.

     (b) Section 7.03 (Minimum Debt Service Coverage Ratio) and Section 7.04 (Maximum Funded Debt Coverage Ratio) are hereby deleted in their entirety.

     (c) Section 7.05 is hereby deleted in its entirety and replaced with the following:

          7.05 (Maximum Net Loss). Borrower will not permit its consolidated net loss after taxes to be greater than the following amounts for the following quarters (and annually where appropriate):

          ------------------------------------------------------------
                  Quarter Ending             Applicable Amount
                  --------------             -----------------
          ------------------------------------------------------------

          ------------------------------------------------------------
                  March 31, 2001                ($1,700,000)
          ------------------------------------------------------------
                  June 30, 2001                 ($2,000,000)
          ------------------------------------------------------------
                September 30, 2001              ($1,000,000)
          ------------------------------------------------------------
                December 31, 2001               ($2,300,000)
          ------------------------------------------------------------
             Annual Fiscal Year 2001            ($7,000,000)
          ------------------------------------------------------------
                  March 31, 2002                  ($800,000)
          ------------------------------------------------------------
                  June 30, 2002                   ($925,000)
          ------------------------------------------------------------
                September 30, 2002                ($475,000)
          ------------------------------------------------------------
                December 31, 2002               ($1,325,000)
          ------------------------------------------------------------
             Annual Fiscal Year 2002            ($3,525,000)
          ------------------------------------------------------------

          Each of the first three quarters of each fiscal year and the annual calculation shall be separate and distinct tests.

                              Costs of Collection
                              -------------------

     9.   The Obligors shall:

     (a) On or before the execution of this Agreement, the Obligors shall pay the Bank the sum of $6,832.14 in reimbursement for reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Bank from January 22, 2001 through March 16, 2001, in connection with the protection, preservation, and enforcement by the Bank of its rights and remedies under the Loan Documents, including, without limitation, the negotiation and preparation of this Agreement.

     (b) On demand, reimburse the Bank for any and all reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Bank from and after March 16, 2001, in connection with the protection, preservation, and enforcement by the Bank of its rights and remedies under the Loan Documents.

                                    Notices
                                    -------

     10. Any communication between the Bank and the Obligors shall be forwarded via certified mail, return receipt requested, or via recognized overnight courier, addressed as follows:

          If to the Bank:      Sovereign Bank

                               Managed Assets Division
                               619 Alexander Road
                               Princeton, New Jersey 08540
                               Attn.: Mr. Frank P. Leis

          With a copy via telecopier to:

                               Steven T. Greene, Esquire
                               Riemer & Braunstein LLP
                               Three Center Plaza
                               Boston, Massachusetts 02108
                               Telecopier No. (617) 880-3456

          If to the Obligors:  Sight Resource Corporation
                               100 Jeffrey Avenue
                               Holliston, Massachusetts 01746
                               Attn: William T. Sullivan
                                     President and CEO

          With a copy via telecopier to:

                               Lewis Geffen, Esquire
                               Mary-Laura Greely, Esquire
                               Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C. One Financial Center
                               Boston, Massachusetts 02110
                               Telecopier No. (617) 542-2241


                                    Waivers
                                    -------

     11. Non-Interference. From and after the occurrence of any Event of Default, the Obligors agree not to interfere with the exercise by the Bank of any of its rights and remedies. The Obligors further agree that they shall not seek to distrain or otherwise hinder, delay, or impair the Bank's efforts to realize upon any of the collateral granted to the Bank under the Loan Documents, or otherwise to enforce the Bank's rights and remedies pursuant to the Loan Documents. This provision shall be specifically enforceable by the Bank.

     12. Automatic Stay. The Obligors hereby expressly assent to any motion filed by the Bank seeking relief from the automatic stay in connection with any Petition for Relief filed by or against any one or more of the Obligors under the United States Bankruptcy Code.

     13. Jury Trial. The Obligors and the Bank hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the other, in entering into this Agreement, is relying on such a waiver: THE OBLIGORS EACH HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY OF THE OBLIGORS BECOME A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE OBLIGORS OR IN WHICH THE OBLIGORS ARE JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGORS, OR ANY OTHER PERSON, AND THE BANK.

                               Entire Agreement
                               ----------------

     14. This Agreement shall be binding upon the Obligors and the Obligors' respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Bank and the Bank's successors and assigns. This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Obligors and the Bank, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Obligors and the Bank shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Bank, then by a duly authorized officer thereof.

                           Construction of Agreement
                           -------------------------

     15. In connection with the interpretation of this Agreement and all other documents, instruments, and agreements incidental hereto:

     (a) All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

     (b) The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Bank and the Obligors under this Agreement.

     (c) In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Bank and the Obligors, the provisions of this Agreement shall govern and control.

     (d) The Bank and the Obligors have prepared this Agreement and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Bank and the Obligors and shall not be construed against either the Bank or the Obligors.

                        Illegality or Unenforceability
                        ------------------------------

     16. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

                              Informed Execution
                              ------------------

     17.  The Obligors warrant and represent to the Bank that the Obligors:

     (a) Have read and understand all of the terms and conditions of this Agreement;

     (b)  Intend to be bound by the terms and conditions of this Agreement;

     (c) Are executing this Agreement freely and voluntarily, without duress, after consultation with independent counsel of their own selection; and

     (d) Acknowledge and agree that the modifications provided to the Obligors by the Bank pursuant to this Agreement constitute a fair and reasonable time frame within which all Obligations are to be paid in full.

               [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, this Agreement has been executed this 26th day of March, 2001.

SOVEREIGN BANK                           SIGHT RESOURCE CORPORATION

By: /s/ Frank P. Leis                    By: /s/ William T. Sullivan
    --------------------------------         -----------------------------------
Title: Vice President                    Title: President

                                         CAMBRIDGE EYE ASSOCIATES, INC.

                                         By: /s/ William T. Sullivan
                                             -----------------------------------
                                         Title: President

                                         DOUGLAS VISION WORLD, INC.

                                         By: /s/ William T. Sullivan
                                             -----------------------------------
                                         Title: President

                                         E.B. BROWN OPTICIANS, INC.

                                         By: /s/ William T. Sullivan
                                             -----------------------------------
                                         Title: President

                                         EYEGLASS EMPORIUM, INC.

                                         By: /s/ William T. Sullivan
                                             -----------------------------------
                                         Title: President

                                         KENT OPTICAL COMPANY,
                                         f/k/a KENT ACQUISITION CORP.

                                         By: /s/ William T. Sullivan
                                             -----------------------------------
                                         Title: President

                                         SHAWNEE OPTICAL, INC.

                                         By: /s/ William T. Sullivan
                                             -----------------------------------
                                         Title: President

                                         VISION PLAZA, CORP.

                                         By: /s/ William T. Sullivan
                                             -----------------------------------
                                         Title: President

          EXHIBIT "A" TO A CERTAIN THIRD MODIFICATION AGREEMENT DATED
                         AS OF FEBRUARY 1, 2001 AMONG
                   SIGHT RESOURCE, ET AL. AND SOVEREIGN BANK


                                   Licensors
                                   ---------

1.  Marchon Delta Systems, Inc.; and

2.  Microsoft Corporation

          EXHIBIT "B" TO A CERTAIN THIRD MODIFICATION AGREEMENT DATED
                         AS OF FEBRUARY 1, 2001 AMONG
                   SIGHT RESOURCE, ET AL. AND SOVEREIGN BANK


                               License Agreements
                               ------------------

                                   (Attached)

EXHIBIT F
---------

                    [SIGHT RESOURCE CORPORATION LETTERHEAD]





                                                              May 21, 2001


Carlyle Venture Partners, L.P.
1001 Pennsylvania Avenue, N.W.
Suite 220 South
Washington, D.C. 20004-2505
Attention: Ryan Schwarz

Ladies and Gentlemen:

     This letter agreement confirms the mutual understanding among Sight Resource Corporation (the "Company"), Carlyle Venture Partners, L.P. ("Carlyle"), C/S Venture Investors, L.P. ("C/S"), Carlyle U.S. Venture Partners, L.P. ("Carlyle U.S.") and Carlyle Venture Coinvestment, L.L.C. ("Carlyle LLC" and together with Carlyle, C/S and Carlyle U.S., the "Carlyle Group") with respect to the effect of certain rights previously granted to the Carlyle Group in connection with a proposed transaction involving an equity financing and merger (the "Merger") among the Company, Eyeshop.com, Inc. ("Eyeshop") and certain other individuals (equity financing and merger collectively being the "Proposed Transaction").

     For mutual benefit, good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, and subject to the terms and conditions set forth below, the parties hereby agree as follows:

     1. The Carlyle Group, from and after the date of the consummation of the Proposed Transaction, hereby waives (i) all rights granted to it pursuant to Section 5.4(e) of the Company's Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock within its Certificate of Incorporation, as the same may be amended from time to time (the "Charter"), other than in connection with the Company's obligation to satisfy a Make Whole Payment (as that term is defined in the Stock Purchase and Sale Agreement by and among the Company, a wholly owned subsidiary of the Company, Kent Optical Company and certain affiliates of Kent Optical Company dated April 1, 1999 (the "Stock Purchase Agreement")) to Timothy D. Westra and John
          C. Cress pursuant to Section 1.02 of the Stock Purchase Agreement,
          (ii) all rights to anti-dilution adjustments in connection with Dilutive Issuances (as that term is defined in the Class I (Mirror) Warrants to Purchase Common Stock No. I-001 through I-004 (the "Mirror Warrants")) pursuant to Sections 4.1 and 4.2(i) of the Mirror Warrants, and (iii) all rights granted to it pursuant to Sections 4.1 and 4.2(a)-(d) of each of the Class II Warrants to Purchase Common Stock No. II-1 through II-4 (the "Class II Warrants"), all in consideration for (a) a warrant or warrants (the "Warrant") to purchase common stock, par value $0.01 per share, of the Company (the "Common Stock") with the following terms:

         -------------------------------------------------------------------------------------------
         .    Shares subject to Warrant:   The Warrant will be exercisable for an aggregate of
                                           1,000,000 shares of Common Stock.

         -------------------------------------------------------------------------------------------
         .    Term of Warrant:             The term will be 7.5 years from date of issuance.

         -------------------------------------------------------------------------------------------
         .    Issue date:                  The Warrant will be issued upon consummation of the
                                           Proposed Transaction.

         -------------------------------------------------------------------------------------------
         .                                 Exercise price The exercise price of each share of Common
                                           Stock underlying the Warrant will be $0.20.

         -------------------------------------------------------------------------------------------
         .    Methods of Exercise          Either cash or cashless exercise will be permitted

         -------------------------------------------------------------------------------------------
         .    Registration Rights:         The Carlyle Group will receive the right to a shelf
                                           registration of the underlying shares of Common Stock
                                           and the Company shall take commercially reasonable
                                           efforts to maintain the effectiveness of such
                                           registration statement until the shares are freely
                                           tradable under Rule 144 of the Securities Act of 1933,
                                           as amended (the "Act"). The Carlyle Group will agree
                                           that it will not exercise such shelf registration right
                                           for one year following the final closing of the
                                           Proposed Transaction if upon such exercise the Company
                                           would be required to effect such registration on a Form
                                           S-1 under the Act.  In addition, the Company shall
                                           grant piggyback registration rights on the underlying
                                           shares of Common Stock, subject to customary
                                           underwriter cutbacks.
         -------------------------------------------------------------------------------------------

         and (b) the Company's agreement not to issue equity securities or grant the option or right to acquire equity securities to any officer or director of the Company, whether directly or indirectly, without prior approval by a majority of the disinterested members of the Company's Board of Directors pursuant to Section 144 of the Delaware General Corporation Law, and the Company's further agreement that in the event that any such issuance or grant of option or right is valued at a price below eighty percent of its Fair Market Value (as defined herein), then such issuance or grant of option or right shall require the unanimous approval of the independent members of the Board of Directors (by way of amplification and not limitation, such independent directors shall initially be Chris Callsen, William McClendon and Ryan Schwarz with respect to such issuances or grants of options or rights involving the officers of the Company or the other members of the Board of Directors of the Company); provided, however, that the Company may grant options to purchase common stock to its officers and directors in the ordinary course of business consistent with past practice without such independent director approval. As additional consideration for the issuance of the Warrant, the Carlyle Group hereby agrees that it shall not be entitled to any additional shares of Common Stock underlying the Mirror Warrants in connection with the Company's issuance of any securities or options, warrant or other rights to purchase securities after the date hereof. For purposes of clause (b) of this paragraph, "Fair Market Value" shall mean the average of the closing prices of the Company's Common Stock on the NASDAQ Over The Counter Bulletin Board (or any stock market on which the Company's Common Stock is then traded) for the twenty (20) consecutive trading days ending two business days prior to the applicable date of measurement. The provisions of clause (b) of this paragraph shall not apply to the conversion, pursuant to the Merger, of options to purchase Eyeshop Common Stock into options to purchase Company Common Stock.

     2. In connection with the Proposed Transaction, the parties hereby that the adjustment to the Series B Conversion Price (as that term is defined in Charter) and the number of shares of Common Stock to which the Carlyle Group would be entitled upon conversion of the outstanding shares of Series B Preferred (as that term is defined in the Charter) will be as follows:

 .    Series B Conversion Price - $1.60; and

 .    Conversion shares - 3,176,511, subject to adjustments for stock splits, stock dividends, subdivisions, combinations or consolidations

          The Carlyle Group hereby agrees that this Section 2 complies with the requirement that the Company provide a certificate as to adjustments pursuant to Section 5.5 of the Company's Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock within its Certificate of Incorporation, as the same may be amended from time to time.

     3. In connection with the Proposed Transaction, the parties hereby agree that the Company shall issue to the Carlyle Group shares of Common Stock in the aggregate amounts of shares set forth below in satisfaction for the Company's obligation to pay the Carlyle Group dividends for the calendar year 2001 pursuant to the Charter.

                                                      Shares of    Price Per
                                                      ---------    ---------
             Dividend Payment Date    Dollar Value   Common Stock    Share
             ---------------------    ------------   ------------    -----
               February 1, 2001         $127,060       364,723       $0.35

              May 1, 2001                $127,060      318,947     $0.40
              August 1, 2001             $127,060      283,380     $0.45
              November 1, 2001           $127,060      254,949     $0.50

              Total                      $508,242    1,221,999

          The Company shall issue such shares of Common Stock as soon as reasonably practicable after the applicable dividend payment date referenced above; provided, that the initial issuance of shares of Common Stock shall occur upon consummation of the Merger. All such shares of Common Stock receive identical registration rights as the shares underlying the Warrant. Dividends accruing on the Series B Preferred (as that term is defined in the Charter) after November 1, 2001 shall accrue as cash dividends. Such accrued future dividends shall be paid promptly in cash and such future dividends shall be paid in cash upon the earliest to occur of (i) the merger, consolidation, reorganization, recapitalization, dissolution or liquidation of the Company (other than the Proposed Transaction) if, in the case of a merger, consolidation, reorganization or recapitalization, as a result the stockholders of the Company immediately following the consummation of the Merger no longer own more than 50% of the voting securities of the Company, (ii) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company, (iii) the consummation of an equity financing by the Company in which proceeds to the Company, net of transaction costs, are greater than or equal to ten million dollars, (iv) the end of the first twelve month period in which earnings before income taxes, depreciation and amortization are equal to or greater than five million dollars or (v) the refinancing of the Company's outstanding indebtedness subject to the Third Modification Agreement between the Company and Sovereign Bank, provided, however, that the Company shall not be obligated to make such cash dividends payment, although such dividend shall continue to accrue, in the event that the Company, using commercially reasonable efforts, is unable to negotiate the provision of a cash dividend to the Carlyle Group from the lender in such refinancing.

     4. The Carlyle Group hereby waives any and all rights to more than one designee to the Board of Directors of the Corporation.

     5. The Carlyle Group hereby waives its Repurchase Right (as that term is defined in the Series B Convertible Preferred Stock Purchase Agreement among the Company, Carlyle Venture Partners, L.P., C/S Venture Investors, L.P., Carlyle U.S. Venture Partners, L.P. and Carlyle Venture Coinvestment, L.L.C. dated October 9, 1997 (the "Purchase Agreement")) pursuant to Section 8.12 of the Purchase Agreement with respect to the Proposed Transaction to the extent that the consummation of the Proposed Transaction constitutes a Change of Control as defined in the Purchase Agreement. Following consummation of the Proposed Transaction, Section 8.12 of the Purchase Agreement shall remain in full force and effect.

     6. The Carlyle Group hereby agrees that as a condition precedent to the effectiveness of any transfer of shares of Series B Preferred (as that term is defined in the Charter), the Mirror Warrants or the Class II Warrants (other than a transfer among the entities comprising the Carlyle Group, as defined herein), each transferee shall acknowledge in writing that the shares or warrants so transferred are subject to the terms and conditions of this Letter Agreement.

     7. The Carlyle Group hereby waives its preemptive rights granted pursuant to Section 8.2 of the Purchase Agreement with respect to the Proposed Transaction. Following consummation of the Proposed Transaction,
          Section 8.2 of the Purchase Agreement shall remain in full force and effect.

     8. The Carlyle Group hereby agrees that it will not exercise the registration rights granted to it pursuant to Section 8.4 of the Purchase Agreement for one year following the final closing of the Proposed Transaction if upon such exercise the Company would be required to effect such registration on a Form S-1 under the Act.

     This Letter Agreement shall take effect only upon the final closing of the Proposed Transaction. In the event that the Proposed Transaction is not consummated, this Letter Agreement and the statements made herein shall have no force and effect. Each party hereby agrees, at any time and from time to time after the date hereof, at the reasonable request of the other party, to execute and deliver such other agreements, certificates or instruments as may be reasonably requested in order to evidence the foregoing agreements or to more effectively implement the foregoing agreements, including but not limited to the taking of such action necessary to effectuate the filing of a certificate of amendment to the Charter evidencing the foregoing agreements. This Letter Agreement shall be governed by laws of the State of Delaware, without regard to conflicts of laws provisions thereto.

     This Letter Agreement may be executed in two or more counterparts, each of which is considered an original.

                                          Sincerely,

                                          SIGHT RESOURCE CORPORATION




                                          By:  /s/ William T. Sullivan
                                              ----------------------------------
                                          Name: William T. Sullivan
                                          Title: President

AGREED AND ACCEPTED
AS OF THE DATE ABOVE:



CARLYLE VENTURE PARTNERS, L.P.            CARLYLE U.S. VENTURE PARTNERS, L.P.






By:  /s/ Robert E. Grady                  By: /s/ Robert E. Grady
    ----------------------------              ----------------------------------
Name: Robert E. Grady                     Name: Robert E. Grady
Title: Managing Director                  Title: Managing Director


C/S VENTURE INVESTORS, L.P.               CARLYLE VENTURE COINVESTMENT L.P.





By:  /s/ Robert E. Grady                  By: /s/ Robert E. Grady
    ----------------------------              ----------------------------------
Name: Robert E. Grady                     Name: Robert E. Grady
Title: Managing Director                  Title: Managing Director

EXHIBIT G
---------

                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

         This SETTLEMENT AGREEMENT AND MUTUAL RELEASE (this "Settlement Agreement") is dated as of March 20, 2001 by and among Sight Resource Corporation, a Delaware corporation ("SRC"), Shawnee Optical, Inc., a Delaware corporation (f/k/a "Shawnee Acquisition Corp." or the "Buyer") and each of Robert U. Leonardi ("Leonardi"), Judith R. Servis ("Servis") and Christopher J. Wolf, OD ("Wolf" and collectively with Leonardi and Servis, the "Sellers").

         WHEREAS, in connection with that certain Stock Purchase and Sale Agreement by and among Shawnee Acquisition Corp., Shawnee Optical, Inc., an Ohio corporation (the "Target") and the Sellers, dated as of January 1, 1999 (the "Purchase Agreement"), the Sellers sold all of their stock of the Target to the Buyer in exchange for certain consideration, including but not limited to, shares of Sight Resource Corporation common stock, par value $.01 per share ("SRC Common Stock");

         WHEREAS, pursuant to Section 1.02 of the Purchase Agreement, the Buyer agreed to issue additional consideration to the Sellers if the Market Price (as defined in the Purchase Agreement) of SRC's Common Stock did not equal or exceed $5.00 per share at any time between January 22, 2000 and January 22, 2001 (the "Make Whole Payment");

         WHEREAS, the parties desire to fully and finally settle the Make Whole Payment as identified in the Purchase Agreement by the payment to the Sellers of 238,000 shares of restricted SRC Common Stock at a value of $0.75 per share (the "Shares") in exchange for a release of all claims in connection with the Buyer's obligation to pay a Make Whole Payment to the Sellers.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.    Mutual Release. (a) Upon (i) the payment to the Sellers by or on
               --------------
behalf of the Buyer of the Shares in settlement of the Buyer's obligation to satisfy the Make Whole Payment and (ii) the due execution and delivery of this Settlement Agreement, the Buyer and SRC, on the one hand, and the Sellers, on the other hand, hereby releases and forever discharges the other, and the other's officers, directors, employees, subsidiaries, agents, representatives, affiliates, successors and assigns, absolutely and forever, of and from any and all demands, actions, claims, acts, damages, fines, penalties, benefits, accounts, liabilities, obligations, debts, liens, costs, covenants, contracts, agreements, rights of action, claims for relief and causes of action, of every kind and nature, both at law and in equity which each party had, now has or in the future might have against the other, arising out of or resulting from or related to the Make Whole Payment as set forth in the Purchase Agreement (collectively, the "Claims").

         (b) Notwithstanding the foregoing, there is expressly reserved from the effect of the mutual release contained in this Paragraph 1 any and all Claims that any party may now have or might in the future have against another party and its successors and assigns in connection with the other party's breach of any of the terms or failure to perform any of its obligations set forth in this Settlement Agreement.

         (c) The Shares to be delivered by the Buyer and SRC pursuant to subparagraph (a) above shall be delivered to each of the Sellers in the following amounts:

         Sellers                                      Shares of SRC Common Stock
         -------                                      --------------------------
         Robert U. Leonardi                                     10,346
         Judith R. Servis                                       10,350
         Christopher J. Wolf, OD                               217,304

         Total:                                                238,000

         2.    Settlement of Claims and the Make Whole Payment. The parties
               -----------------------------------------------
acknowledge that this Settlement Agreement effects the settlement of Claims and the full payment of the Make Whole Payment by the Buyer and SRC to the Sellers pursuant to the Purchase Agreement, and each party agrees not to take or support any position or view (financial, tax, accounting or otherwise) contrary to the foregoing.

         3.    Specific Performance. The parties hereto acknowledge that any
               --------------------
breach of this Settlement Agreement would cause severe and immediate harm to the non-breaching party or parties. Accordingly, the parties hereto agree that, in the case of such breach or threatened breach of this Settlement Agreement, the non-breaching party or parties shall, in addition to and not in lieu of any other rights and remedies available under law or in equity, have the right and remedy to have the relevant provisions of this Settlement Agreement specifically enforced by injunctive relief in any court of competent jurisdiction.

         4.    Attorneys' Fees. In the event of any dispute arising out of the
               ---------------
performance by any party or any of its obligations under the terms of this Settlement Agreement, a party which, in a court of competent jurisdiction, obtains a judgment or award which is not subject to further appeal, shall be entitled to recover its reasonable attorneys' fees and costs incurred therein.

         5.    Acknowledgement. Each party to this Settlement Agreement
               ---------------
separately acknowledges that he, she or it has read this Settlement Agreement and the agreements and instruments contemplated hereby, has been advised by counsel with respect to them, and fully understands their provisions, and that no representation or promise not expressly contained in this Settlement Agreement or the instruments contemplated hereby has been made to him, her or it. Each party hereto further acknowledges that he, she or it is not entering into this Settlement Agreement on the basis of any promise or representation, express or implied, that is not contained herein.

         6.    Successors and Assigns.  Each party hereto agrees that this
               ----------------------
Settlement Agreement is binding upon and inures to the benefit of such party's respective heirs, successors and assigns.

         7.    Entire Agreement; Governing Law; Misc.. This Settlement Agreement
               --------------------------------------
constitutes the entire agreement between the parties relating to the subject matter hereof and thereof, and together supersede all previous understandings, negotiations, agreements, and other communications, whether oral or written, relating thereto. In the event that any one or more of the provisions contained in this Settlement Agreement shall be deemed invalid, illegal or unenforceable in any respect, the validity, legality and unenforceability of the remaining provisions of this Settlement Agreement and any other applications thereof, shall not in any way be affected or impaired. This Settlement Agreement may not be modified in any way except in a writing signed by all parties. This Settlement Agreement shall be governed by and construed in accordance with the law of the State of Delaware and for all purposes shall be construed in accordance with the law of such State without giving effect to the principles of conflict of laws thereof. This Settlement Agreement may be signed in counterpart and each executed copy shall be a counterpart and each executed copy shall be a counterpart original, of full force and effect, and enforceable against the party executing the counterpart, but all counterparts, together, shall constitute one and the same instrument.

         8.    Due Authorization. The parties represent that the persons signing
               -----------------
below are duly authorized representatives with full authority to bind the parties. Each individual person who executes this Settlement Agreement in a representative capacity for or on behalf of another person or entity personally warrants and represents to each other party hereto that he or she has full and lawful authority to execute this Settlement Agreement for or on behalf of such other person or entity.

         9. This Settlement Agreement shall, upon satisfaction of the conditions specified in Paragraph 1 hereof, take effect as a document under seal as of the date first written above.

                                     SHAWNEE OPTICAL, INC.


                                     By: /s/ William T. Sullivan
                                        ----------------------------------------

                                     Title: President
                                           -------------------------------------


                                     SIGHT RESOURCE CORPORATION

                                     By: /s/ William T. Sullivan
                                        ----------------------------------------

                                     Title: President
                                           -------------------------------------



                                     SELLERS:


                                     /s/ Robert U. Leonardi
                                     -------------------------------------------
                                     ROBERT U. LEONARDI


                                     /s/ Judith R. Servis
                                     -------------------------------------------
                                     JUDITH R. SERVIS


                                     /s/ Christopher J. Wolf
                                     -------------------------------------------
                                     CHRISTOPHER J. WOLF, OD